Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PORTFOLIO BUILDER SERIES
PROSPECTUS APRIL 1, 2009

THIS PROSPECTUS DESCRIBES SIX
FUNDS, EACH OF WHICH INVESTS IN
OTHER RIVERSOURCE FUNDS. THE
OBJECTIVE OF EACH FUND IS THE
HIGHEST LEVEL OF TOTAL RETURN THAT
IS CONSISTENT WITH AN ACCEPTABLE
LEVEL OF RISK.

RiverSource Portfolio Builder Conservative Fund
RiverSource Portfolio Builder Moderate Conservative Fund
RiverSource Portfolio Builder Moderate Fund
RiverSource Portfolio Builder Moderate Aggressive Fund
RiverSource Portfolio Builder Aggressive Fund
RiverSource Portfolio Builder Total Equity Fund

Classes A, B, C and R4

As with all mutual funds, the
Securities and Exchange
Commission has not approved or
disapproved these securities or
passed upon the adequacy of this
prospectus.
Any representation to the
contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See
"Buying and Selling Shares" for more
information.

 NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

TABLE OF CONTENTS

THE FUNDS................................................    3P
Objectives...............................................    3p
Principal Investment Strategies..........................    3p
Principal Risks..........................................    5p
Past Performance.........................................    8p
Fees and Expenses........................................   15p
Other Investment Strategies and Risks....................   23p
Fund Management and Compensation.........................   23p
FINANCIAL HIGHLIGHTS.....................................   25P
BUYING AND SELLING SHARES................................   S.1
Description of Share Classes.............................   S.1
  Investment Options -- Classes of Shares................   S.1
  Sales Charges..........................................   S.3
  Opening an Account.....................................   S.7
Exchanging or Selling Shares.............................   S.8
  Exchanges..............................................  S.10
  Selling Shares.........................................  S.11
VALUING FUND SHARES......................................  S.11
DISTRIBUTIONS AND TAXES..................................  S.11
GENERAL INFORMATION......................................  S.13
APPENDIX A: UNDERLYING FUNDS -- INVESTMENT OBJECTIVES AND
  STRATEGIES.............................................   A.1
APPENDIX B: UNDERLYING FUNDS -- RISKS....................   B.1


RIVERSOURCE COMPLEX OF FUNDS

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including several Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. RiverSource funds, RiverSource Partners funds and Threadneedle funds share the same Board of Directors/Trustees (the Board), and the same policies and procedures including those set forth in the service section. Although the Seligman funds share the same Board, they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

RiverSource Variable Portfolio Funds and Seligman (Variable) Portfolio Funds are sold exclusively as underlying investment options of variable insurance policies and annuity contracts offered by affiliated and unaffiliated insurance companies.


--------------------------------------------------------------------------------
2P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

THE FUNDS

OBJECTIVES

THE OBJECTIVE OF EACH FUND IS THE HIGHEST LEVEL OF TOTAL RETURN THAT IS CONSISTENT WITH AN ACCEPTABLE LEVEL OF RISK. THE FOLLOWING PARAGRAPHS HIGHLIGHT THE OBJECTIVES AND COMPARE EACH FUND'S LEVELS OF RISK AND POTENTIAL FOR RETURN RELATIVE TO ONE ANOTHER.

  RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND (CONSERVATIVE FUND) is designed for investors seeking the highest level of total return that is consistent with a conservative level of risk. The Fund invests primarily in fixed income securities and may be most appropriate for investors with a shorter investment horizon.

  RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND (MODERATE CONSERVATIVE FUND) is designed for investors seeking the highest level of total return that is consistent with a moderate conservative level of risk. The Fund invests primarily in fixed income securities and also invests a moderate amount in equity securities. The Fund may be most appropriate for investors with a short-to-intermediate investment horizon.

  RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND (MODERATE FUND) is designed for investors seeking the highest level of total return that is consistent with a moderate level of risk. The Fund invests in a balance of fixed income and equity securities and may be most appropriate for investors with an intermediate investment horizon.

  RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND (MODERATE AGGRESSIVE
  FUND) is designed for investors seeking the highest level of total return that is consistent with a moderate aggressive level of risk. The Fund invests primarily in equity securities and also invests a moderate amount in fixed income securities. The Fund may be most appropriate for investors with an intermediate-to-long term investment horizon.

  RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND (AGGRESSIVE FUND) is designed for investors seeking the highest level of total return that is consistent with an aggressive level of risk. The Fund invests primarily in equity securities and also invests a small amount in fixed income securities. The Fund may be most appropriate for investors with a longer investment horizon.

  RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (TOTAL EQUITY FUND) is designed for investors seeking the highest level of total return that is consistent with a very aggressive level of risk. The Fund invests primarily in equity securities and may be most appropriate for investors with a long-term investment horizon.

Because any investment involves risk, there is no assurance a Fund's objective can be achieved. Only shareholders can change the Fund's objective.

Conservative Fund, Moderate Conservative Fund, Moderate Fund, Moderate Aggressive Fund, Aggressive Fund and Total Equity Fund are singularly and collectively, where the context requires, referred to as either "the Fund," "each Fund" or "the Funds." The RiverSource funds in which the Funds invest are referred to as the underlying funds. Investments referred to above are made through investments in underlying funds.

PRINCIPAL INVESTMENT STRATEGIES

The Funds are intended for investors who have an objective of achieving a high level of total return, but prefer to have investment decisions managed by professional money managers. Each Fund is a "fund of funds" and seeks to achieve its objective by investing in a combination of underlying funds for which RiverSource Investments, LLC (RiverSource Investments or the investment manager), or an affiliate acts as investment manager or principal underwriter. RiverSource Investments is the investment manager for each of the Funds. By investing in several different underlying funds, the Funds seek to minimize the risks inherent in investing in a single fund.

Each Fund's recommended portfolio is created by RiverSource Investments using the following allocation process.

ASSET CLASSES: The Capital Markets Committee, a group of RiverSource Investments investment professionals, provides initial guidance with respect to strategic asset allocation among the three main asset classes; equity, fixed income, and cash. The Asset Allocation Committee, comprised of three members of the portfolio management team, next determines what percentage of each Fund's assets should be invested in these three asset classes. They also determine the allocation, if any, to alternative investment strategies.


--------------------------------------------------------------------------------
                      RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  3P

The mix of asset classes provides the first level of diversification for each Fund. Under normal market conditions, the following table shows the ranges within which the Asset Allocation Committee will make recommendations. Market appreciation or depreciation may cause the Fund to be outside the ranges.

                                                      ASSET CLASS
---------------------------------------------------------------------------                ALTERNATIVE
FUND                                     EQUITY      FIXED INCOME      CASH           INVESTMENT STRATEGIES
Conservative Fund                         15-25%         65-75%        5-15%                   0-5%
Moderate Conservative Fund                30-40%         55-65%        0-10%                   0-5%
Moderate Fund                             45-55%         45-55%         0-5%                   0-5%
Moderate Aggressive Fund                  60-70%         30-40%         0-5%                   0-5%
Aggressive Fund                           75-85%         15-25%         0-5%                   0-5%
Total Equity Fund                        95-100%             0%         0-5%                   0-5%


The next step in the process is to determine allocation among investment categories within each asset class. This process provides the second level of diversification. Equity and fixed income investment categories follow:

- Within the equity allocation, the Asset Allocation Committee seeks to diversify by style (growth, value and core/blend), market capitalization (large, mid and small cap), and geographic location (both domestic and international). The equity allocation may also include exposure to real estate securities.

- Within the fixed income allocation, the Asset Allocation Committee seeks to diversify by including varying levels of interest rate, term, duration and credit exposure.

UNDERLYING FUNDS: The Fund Selection Committee, comprised of the full portfolio management team, then selects the underlying funds to represent each investment category. The selection process provides the third level of diversification within both equity and fixed income allocations. The selection of underlying funds is based primarily on the Fund Selection Committee's assessment of what mix of general risk and return characteristics will meet each Fund's goal. When selecting underlying funds, the Fund Selection Committee considers historical performance, risk/return characteristics, and manager tenure. The following section shows which underlying funds are within each asset class. A description of the underlying funds' investment goals and strategies is included in Appendix
A. A description of the principal risks associated with these underlying funds is included in Appendix B.

ASSET CLASS

Each of the Funds, including Funds designed with a more conservative level of risk, such as Conservative Fund and Moderate Conservative Fund, may invest in any underlying fund available within the category. A Fund's allocation to certain underlying funds may result in exposure to investments that may pose increased risk, including, for example, risks associated with securities issued by smaller capitalization companies, securities issued by companies located in emerging markets, and non-investment grade floating rate loans and bonds (commonly referred to as "high-yield" securities or "junk").

EQUITY: RiverSource Disciplined Equity Fund, RiverSource Disciplined International Equity Fund, RiverSource Disciplined Large Cap Growth Fund, RiverSource Disciplined Large Cap Value Fund, RiverSource Disciplined Small and Mid Cap Equity Fund, RiverSource Disciplined Small Cap Value Fund, RiverSource Diversified Equity Income Fund, RiverSource Dividend Opportunity Fund, RiverSource Equity Value Fund, RiverSource Global Technology Fund, RiverSource Growth Fund, RiverSource Large Cap Equity Fund, RiverSource Large Cap Value Fund, RiverSource Mid Cap Growth Fund, RiverSource Mid Cap Value Fund, RiverSource Partners Aggressive Growth Fund, RiverSource Partners Fundamental Value Fund, RiverSource Partners International Select Growth Fund, RiverSource Partners International Select Value Fund, RiverSource Partners International Small Cap Fund, RiverSource Partners Select Value Fund, RiverSource Partners Small Cap Equity Fund, RiverSource Partners Small Cap Growth Fund, RiverSource Partners Small Cap Value Fund, RiverSource Precious Metals and Mining Fund, RiverSource Real Estate Fund, RiverSource Recovery and Infrastructure Fund, RiverSource Small Cap Advantage Fund, Threadneedle Emerging Markets Fund, Threadneedle European Equity Fund, Threadneedle Global Equity Fund, Threadneedle Global Equity Income Fund and Threadneedle International Opportunity Fund.

FIXED INCOME: RiverSource Diversified Bond Fund, RiverSource Emerging Markets Bond Fund, RiverSource Floating Rate Fund, RiverSource Global Bond Fund, RiverSource High Yield Bond Fund, RiverSource Income Opportunities Fund, RiverSource Inflation Protected Securities Fund, RiverSource Limited Duration Bond Fund, RiverSource Short Duration U.S. Government Fund and RiverSource U.S. Government Mortgage Fund.

CASH: RiverSource Cash Management Fund.

ALTERNATIVE INVESTMENT STRATEGIES: RiverSource Absolute Return Currency and Income Fund.

The Fund Selection Committee monitors the underlying fund selections to ensure that they meet the asset class and investment category allocations over time. The Committee may periodically reallocate each Fund's investments in the underlying funds to

--------------------------------------------------------------------------------
4P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS bring the Funds back within their target ranges. RiverSource Investments, without seeking approval from shareholders, may modify the underlying fund allocations or, subject to approval of the Fund's Board of Directors (Board), may modify the range of asset class allocations.

A Fund may sell underlying funds in order to accommodate redemptions of the Fund's shares, to change the percentage of its assets invested in certain underlying funds in response to economic or market conditions, and to maintain or modify the proportion of its assets among the various asset classes. RiverSource Investments seeks to minimize the impact of the Funds' purchases and redemptions of shares of the underlying funds by implementing them over a reasonable timeframe. In addition, because RiverSource Investments earns different fees from the underlying funds, in determining the allocation of the Funds among the underlying funds, RiverSource Investments may have an economic conflict of interest. RiverSource Investments will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Funds include specific risks relating to the investment in the Funds based on their investment processes, and certain general risks based on their "funds of funds" structure. These are identified below.

AFFILIATED FUND RISK. The risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the Funds and is legally obligated to act in their best interests when selecting underlying funds, without taking fees into consideration.

ACTIVE MANAGEMENT/ALLOCATION RISK. The risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

RISKS OF UNDERLYING FUNDS IN WHICH THE FUNDS INVEST. By investing in many underlying funds, the Funds have exposure to the risks of many areas of the market. Additionally, each Fund is structured with a different risk/return profile. There are common risks that apply to both equity and fixed income underlying funds and specific equity and fixed income underlying fund risks. These are set forth below, and are different for each Fund. For example, Total Equity Fund is subject to common risks and equity risks, but not fixed income risks. For the other Funds, the risks set forth below are typically greater for Moderate Fund relative to Conservative Fund, and greater still for Aggressive Fund relative to both Moderate Fund and Conservative Fund. For example, if you invested in Aggressive Fund, you will typically have greater exposure to the risks set forth below. A description of the more common risks to which the underlying funds (and thus, the Funds) would be subjected are identified below. A more complete list of principal risks associated with direct investment in the underlying funds is set forth in Appendix B. Additional risks of the underlying funds are set forth in the SAI.

COMMON RISKS

ACTIVE MANAGEMENT RISK. Each underlying fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the underlying fund's investment objectives. Due to their active management, the underlying funds could underperform other mutual funds with similar investment objectives.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the underlying fund. Derivative instruments in which the underlying fund invests will typically increase the fund's exposure to principal risks to which it is otherwise exposed, and may expose the fund to additional risks, including leverage risk, hedging risk, correlation risk, and liquidity risk.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the underlying fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.


--------------------------------------------------------------------------------
                      RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  5P

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever an underlying fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

DIVERSIFICATION RISK. Although the Funds are diversified funds, certain of the underlying funds are non-diversified funds. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment may therefore have a greater effect on the underlying fund's performance, non-diversified underlying funds may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small companies and for certain specialized instruments such as floating rate loans, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in value securities, may cause a fund to underperform other mutual funds if that style falls out of favor with the market.

EQUITY RISKS

ETF RISK. The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund's expenses and similar expenses incurred through ownership of the ETF.

INFRASTRUCTURE-RELATED COMPANIES RISK. Because the Fund concentrates its investments in infrastructure-related securities, the Fund has greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

MASTER LIMITED PARTNERSHIP RISK. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated

--------------------------------------------------------------------------------
6P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

QUANTITATIVE MODEL RISK. Certain underlying funds employ quantitative methods that may result in performance different from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. There can be no assurance that the methodology will enable these underlying funds to achieve their objectives.

REAL ESTATE SECTOR RISK. Investments in real estate related securities include the risk of fluctuation in the value of underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry. In addition, investment in Real Estate Investment Trusts (REITs) requires specialized management skills. REITs may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities, including changes in interest rates and the quality of credit extended.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification experience and competitive strengths of larger companies. Additionally, in many instances, the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

FIXED INCOME RISKS

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a security or loan held by an underlying fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. There may be significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

CREDIT RISK. Credit risk is the risk that the issuer of a security or a loan will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond, a note or a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the issuer of a floating rate or fixed rate loan declares bankruptcy or is declared bankrupt, there may be a delay before an underlying fund can act on the collateral securing the loan, which may adversely affect the underlying fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the underlying fund's performance. If an underlying fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the underlying fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a debt security or floating rate loan could also make it difficult for the underlying fund to sell the debt security or loan at a price approximating the value previously placed on it.

INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities may generate no income at all.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates or declining spreads, the investment manager may not be able to reinvest in securities or loans providing as high a level of income, resulting in a reduced yield to the underlying fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates or wider spreads because the underlying fund's investments are locked in at a lower rate for a longer period of time.


--------------------------------------------------------------------------------
                      RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  7P

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructuring, fraudulent disclosures or other factors.

PAST PERFORMANCE

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar charts; and

- how the Fund's average annual total returns compare to recognized indices shown on the tables.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Funds have performed in the past (before and after taxes) does not indicate how the Funds will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class R4 shares of the Funds. These returns are compared to the indices shown for the same periods. For purposes of the performance calculation in the table we assumed:

- the maximum sales charge for Class A shares;

- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;

- no sales charge for Class R4 shares; and

- with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.



   CONSERVATIVE FUND -- CLASS A SHARE PERFORMANCE
             (BASED ON CALENDAR YEARS)

                    (BAR CHART)


                                                                     +3.25%    +6.39%    +6.17%    -11.91%

                                                                      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +2.91% (quarter ended Sept. 20, 2006) and the lowest return for a calendar quarter was -5.93% (quarter ended Dec. 31, 2008).

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The Fund's Class A year-to-date return at Dec. 31, 2008 was -11.91%.


--------------------------------------------------------------------------------
8P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

    MODERATE CONSERVATIVE FUND -- CLASS A SHARE
                    PERFORMANCE
             (BASED ON CALENDAR YEARS)

                    (BAR CHART)


                                                                     +4.07%    +9.00%    +6.70%    -18.31%

                                                                      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +3.98% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -9.13% (quarter ended Dec. 31, 2008).

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The Fund's Class A year-to-date return at Dec. 31, 2008 was -18.31%.



     MODERATE FUND -- CLASS A SHARE PERFORMANCE
             (BASED ON CALENDAR YEARS)

                    (BAR CHART)


                                                                     +5.36%    +11.24%   +6.96%    -24.39%

                                                                      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +4.94% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -12.52% (quarter ended Dec. 31, 2008).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The Fund's Class A year-to-date return at Dec. 31, 2008 was -24.39%.


--------------------------------------------------------------------------------
                      RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  9P

     MODERATE AGGRESSIVE FUND -- CLASS A SHARE
                    PERFORMANCE
             (BASED ON CALENDAR YEARS)

                    (BAR CHART)


                                                                     +6.36%    +12.76%   +7.41%    -29.97%

                                                                      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +5.82% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -15.69% (quarter ended Dec. 31, 2008).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The Fund's Class A year-to-date return at Dec. 31, 2008 was -29.97%.



    AGGRESSIVE FUND -- CLASS A SHARE PERFORMANCE
             (BASED ON CALENDAR YEARS)

                    (BAR CHART)


                                                                     +7.71%    +14.72%   +7.46%    -35.62%

                                                                      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +6.81% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -19.00% (quarter ended Dec. 31, 2008).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The Fund's Class A year-to-date return at Dec. 31, 2008 was -35.62%.


--------------------------------------------------------------------------------
10P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

   TOTAL EQUITY FUND -- CLASS A SHARE PERFORMANCE
             (BASED ON CALENDAR YEARS)

                    (BAR CHART)


                                                                     +9.04%    +16.58%   +7.48%    -40.94%

                                                                      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +7.81% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -22.17% (quarter ended Dec. 31, 2008).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The Fund's Class A year-to-date return at Dec. 31, 2008 was -40.94%.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  11P

 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)


                                                                               SINCE
                                                                             INCEPTION
                                                                            (CLASSES A,
CONSERVATIVE FUND:                                             1 YEAR       B, C & R4)
  Class A
      Return before taxes                                     -16.11%         +0.16%(a)
      Return after taxes on distributions                     -17.12%         -1.13%(a)
      Return after taxes on distributions and sale of
               fund shares                                    -10.40%         -0.46%(a)
  Class B
      Return before taxes                                     -16.93%         +0.26%(a)
  Class C
      Return before taxes                                     -13.41%         +0.63%(a)
  Class R4
      Return before taxes                                     -11.60%         +1.63%(a)
  Barclays Capital U.S. Aggregate Bond Index (reflects no
     deduction for fees, expenses or taxes)                    +5.24%         +4.44%(b)
  Russell 3000(R) Index (reflects no deduction for fees,
     expenses or taxes)                                       -37.31%         -2.92%(b)
  Citigroup 3-Month U.S. Treasury Bill Index (reflects no
     deduction for fees, expenses or taxes)                    +1.80%         +3.18%(b)
  MSCI EAFE Index (reflects no deduction for fees,
     expenses or taxes)                                       -43.06%         +1.35%(b)
  Blended Index (reflects no deduction for fees, expenses
     or taxes)                                                 -5.39%         +3.15%(b)

MODERATE CONSERVATIVE FUND:
  Class A
      Return before taxes                                     -22.17%         -0.27%(a)
      Return after taxes on distributions                     -23.03%         -1.62%(a)
      Return after taxes on distributions and sale of
               fund shares                                    -14.32%         -0.77%(a)
  Class B
      Return before taxes                                     -22.84%         -0.14%(a)
  Class C
      Return before taxes                                     -19.75%         +0.21%(a)
  Class R4
      Return before taxes                                     -18.02%         +1.19%(a)
  Barclays Capital U.S. Aggregate Bond Index (reflects no
     deduction for fees, expenses or taxes)                    +5.24%         +4.44%(b)
  Russell 3000(R) Index (reflects no deduction for fees,
     expenses or taxes)                                       -37.31%         -2.92%(b)
  MSCI EAFE Index (reflects no deduction for fees,
     expenses or taxes)                                       -43.06%         +1.35%(b)
  Citigroup 3-Month U.S. Treasury Bill Index (reflects no
     deduction for fees, expenses or taxes)                    +1.80%         +3.18%(b)
  Blended Index (reflects no deduction for fees, expenses
     or taxes)                                                -12.43%         +2.29%(b)


--------------------------------------------------------------------------------
12P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

                                                                               SINCE
                                                                             INCEPTION
                                                                            (CLASSES A,
MODERATE FUND:                                                 1 YEAR       B, C & R4)
  Class A
      Return before taxes                                     -28.75%         -0.86%(a)
      Return after taxes on distributions                     -29.40%         -2.22%(a)
      Return after taxes on distributions and sale of
               fund shares                                    -18.60%         -1.18%(a)
  Class B
      Return before taxes                                     -28.73%         -0.77%(a)
  Class C
      Return before taxes                                     -25.75%         -0.40%(a)
  Class R4
      Return before taxes                                     -24.16%         +0.62%(a)
  Barclays Capital U.S. Aggregate Bond Index (reflects no
     deduction for fees, expenses or taxes)                    +5.24%         +4.44%(b)
  Russell 3000(R) Index (reflects no deduction for fees,
     expenses or taxes)                                       -37.31%         -2.92%(b)
  MSCI EAFE Index (reflects no deduction for fees,
     expenses or taxes)                                       -43.06%         +1.35%(b)
  Blended Index (reflects no deduction for fees, expenses
     or taxes)                                                -19.14%         +1.37%(b)

MODERATE AGGRESSIVE FUND:
  Class A
      Return before taxes                                     -34.00%         -1.80%(a)
      Return after taxes on distributions                     -34.63%         -3.13%(a)
      Return after taxes on distributions and sale of
               fund shares                                    -22.02%         -1.85%(a)
  Class B
      Return before taxes                                     -33.85%         -1.65%(a)
  Class C
      Return before taxes                                     -31.13%         -1.33%(a)
  Class R4
      Return before taxes                                     -29.66%         -0.34%(a)
  Russell 3000(R) Index (reflects no deduction for fees,
     expenses or taxes)                                       -37.31%         -2.92%(b)
  Barclays Capital U.S. Aggregate Bond Index (reflects no
     deduction for fees, expenses or taxes)                    +5.24%         +4.44%(b)
  MSCI EAFE Index (reflects no deduction for fees,
     expenses or taxes)                                       -43.06%         +1.35%(b)
  Blended Index (reflects no deduction for fees, expenses
     or taxes)                                                -25.51%         +0.37%(b)

AGGRESSIVE FUND:
  Class A
      Return before taxes                                     -39.34%         -2.87%(a)
      Return after taxes on distributions                     -39.76%         -4.14%(a)
      Return after taxes on distributions and sale of
               fund shares                                    -25.52%         -2.60%(a)
  Class B
      Return before taxes                                     -39.32%         -2.75%(a)
  Class C
      Return before taxes                                     -36.83%         -2.47%(a)
  Class R4
      Return before taxes                                     -35.39%         -1.46%(a)
  Russell 3000(R) Index (reflects no deduction for fees,
     expenses or taxes)                                       -37.31%         -2.92%(b)
  Barclays Capital U.S. Aggregate Bond Index (reflects no
     deduction for fees, expenses or taxes)                    +5.24%         +4.44%(b)
  MSCI EAFE Index (reflects no deduction for fees,
     expenses or taxes)                                       -43.06%         +1.35%(b)
  Blended Index (reflects no deduction for fees, expenses
     or taxes)                                                -31.56%         -0.69%(b)


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  13P

                                                                               SINCE
                                                                             INCEPTION
                                                                            (CLASSES A,
TOTAL EQUITY FUND:                                             1 YEAR       B, C & R4)
  Class A
      Return before taxes                                     -44.32%         -3.95%(a)
      Return after taxes on distributions                     -44.52%         -5.11%(a)
      Return after taxes on distributions and sale of
               fund shares                                    -28.73%         -3.31%(a)
  Class B
      Return before taxes                                     -44.35%         -3.85%(a)
  Class C
      Return before taxes                                     -42.03%         -3.54%(a)
  Class R4
      Return before taxes                                     -40.73%         -2.54%(a)
  Russell 3000(R) Index (reflects no deduction for fees,
     expenses or taxes)                                       -37.31%         -2.92%(b)
  MSCI EAFE Index (reflects no deduction for fees,
     expenses or taxes)                                       -43.06%         +1.35%(b)
  Blended Index (reflects no deduction for fees, expenses
     or taxes)                                                -39.00%         -2.15%(b)


(a) Inception date is March 4, 2004.
(b) Measurement period started March 4, 2004.

Conservative Fund compares its performance to the Barclays Capital U.S. Aggregate Bond Index and the Russell 3000 Index, as well as to a Blended Index, consisting of 70% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000 Index, 10% Citigroup 3-Month U.S. Treasury Bill Index and 6% MSCI EAFE Index. The Citigroup 3-Month U.S. Treasury Bill Index and the MSCI EAFE Index are shown in the table because they are separate components of the Blended Index.

Moderate Conservative Fund compares its performance to the Barclays Capital U.S. Aggregate Bond Index and the Russell 3000 Index, as well as to a Blended Index, consisting of 60% Barclays Capital U.S. Aggregate Bond Index, 25% Russell 3000 Index, 10% MSCI EAFE Index and 5% Citigroup 3-Month U.S. Treasury Bill Index. The MSCI EAFE Index and the Citigroup 3-Month U.S. Treasury Bill Index are shown in the table because they are separate components of the Blended Index.

Moderate Fund compares its performance to the Barclays Capital U.S. Aggregate Bond Index and the Russell 3000 Index, as well as to a Blended Index, consisting of 50% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index. The MSCI EAFE Index is shown in the table because it is a separate component of the Blended Index.

Moderate Aggressive Fund compares its performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, as well as to a Blended Index, consisting of 35% Barclays Capital U.S. Aggregate Bond Index, 46% Russell 3000 Index and 19% MSCI EAFE Index. The MSCI EAFE Index is shown in the table because it is a separate component of the Blended Index.

Aggressive Fund compares its performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, as well as to a Blended Index, consisting of 20% Barclays Capital U.S. Aggregate Bond Index, 56% Russell 3000 Index and 24% MSCI EAFE Index. The MSCI EAFE Index is shown in the table because it is a separate component of the Blended Index.

Total Equity Fund compares its performance to the Russell 3000 Index, as well as to a Blended Index, consisting of 70% Russell 3000 Index and 30% MSCI EAFE Index. The MSCI EAFE Index is shown in the table because it is a separate component of the Blended Index.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers Aggregate Bond Index), an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills. The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
14P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The tables below describe the fees and expenses that you may pay if you buy and hold shares of a Fund. By investing in a Fund, you will incur not only the direct expenses of the Fund, but you will also indirectly incur a proportionate share of the expenses of the underlying funds held by the Fund. The cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. Each Fund invests in Class I shares of the underlying funds, which are not subject to distribution fees. Class I shares are available exclusively to certain institutional investors. You may invest in the underlying funds directly. Expenses (including expenses of the underlying funds) are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

Conservative Fund

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   MAXIMUM SALES CHARGE                    MAXIMUM DEFERRED SALES CHARGE
                                               (LOAD) IMPOSED ON PURCHASES           (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
                                           (AS A PERCENTAGE OF OFFERING PRICE)        OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                                                  4.75%(a)                                      None(b)
Class B                                                    None                                          5%
Class C                                                    None                                          1%
Class R4                                                   None                                        None


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                          NET FUND AND
                                                      TOTAL       ACQUIRED FUND      ACQUIRED FUND
                       DISTRIBUTION                ANNUAL FUND  (UNDERLYING FUND)  (UNDERLYING FUND)
          MANAGEMENT  AND/OR SERVICE     OTHER      OPERATING        FEES AND           FEES AND
             FEES      (12B-1) FEES   EXPENSES(C)  EXPENSES(D)   EXPENSES(E),(F)      EXPENSES(F)
Class A      0.00%         0.25%          0.22%        0.47%           0.59%              1.06%
Class B      0.00%         1.00%          0.22%        1.22%           0.59%              1.81%
Class C      0.00%         1.00%          0.22%        1.22%           0.59%              1.81%
Class
  R4         0.00%         0.00%          0.39%        0.39%           0.59%              0.98%


(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."
(b) A 1% CDSC may be assessed on Class A shares sold without a sales charge within 18 months after purchase. See "Sales Charges."
(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R4).
(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C and 0.41% for Class R4.
(e) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund (underlying fund) fees and expenses," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(f) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the "Acquired fund (underlying fund) fees and expenses," would have been 0.66% for all classes. The "Net fund and acquired fund (underlying fund) fees and expenses" would have been 1.13% for Class A, 1.88% for Class B, 1.88% for Class C and 1.05% for Class R4.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  15P

Moderate Conservative Fund

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   MAXIMUM SALES CHARGE                    MAXIMUM DEFERRED SALES CHARGE
                                               (LOAD) IMPOSED ON PURCHASES           (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
                                           (AS A PERCENTAGE OF OFFERING PRICE)        OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                                                  4.75%(a)                                      None(b)
Class B                                                    None                                          5%
Class C                                                    None                                          1%
Class R4                                                   None                                        None


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                          NET FUND AND
                                                      TOTAL       ACQUIRED FUND      ACQUIRED FUND
                       DISTRIBUTION                ANNUAL FUND  (UNDERLYING FUND)  (UNDERLYING FUND)
          MANAGEMENT  AND/OR SERVICE     OTHER      OPERATING        FEES AND           FEES AND
             FEES      (12B-1) FEES   EXPENSES(C)  EXPENSES(D)   EXPENSES(E),(F)      EXPENSES(F)
Class A      0.00%         0.25%          0.19%        0.44%           0.65%              1.09%
Class B      0.00%         1.00%          0.19%        1.19%           0.65%              1.84%
Class C      0.00%         1.00%          0.19%        1.19%           0.65%              1.84%
Class
  R4         0.00%         0.00%          0.37%        0.37%           0.65%              1.02%



(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."
(b) A 1% CDSC may be assessed on Class A shares sold without a sales charge within 18 months after purchase. See "Sales Charges."
(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R4).
(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C and 0.41% for Class R4.
(e) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund (underlying fund) fees and expenses," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(f) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the "Acquired fund (underlying fund) fees and expenses," would have been 0.70% for all classes. The "Net fund and acquired fund (underlying fund) fees and expenses" would have been 1.14% for Class A, 1.89% for Class B, 1.89% for Class C and 1.07% for Class R4.


--------------------------------------------------------------------------------
16P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

Moderate Fund

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   MAXIMUM SALES CHARGE                    MAXIMUM DEFERRED SALES CHARGE
                                               (LOAD) IMPOSED ON PURCHASES           (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
                                           (AS A PERCENTAGE OF OFFERING PRICE)        OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                                                  5.75%(a)                                      None(b)
Class B                                                    None                                          5%
Class C                                                    None                                          1%
Class R4                                                   None                                        None


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                          NET FUND AND
                                                      TOTAL       ACQUIRED FUND      ACQUIRED FUND
                       DISTRIBUTION                ANNUAL FUND  (UNDERLYING FUND)  (UNDERLYING FUND)
          MANAGEMENT  AND/OR SERVICE     OTHER      OPERATING        FEES AND           FEES AND
             FEES      (12B-1) FEES   EXPENSES(C)  EXPENSES(D)   EXPENSES(E),(F)      EXPENSES(F)
Class A      0.00%         0.25%          0.18%        0.43%           0.70%              1.13%
Class B      0.00%         1.00%          0.19%        1.19%           0.70%              1.89%
Class C      0.00%         1.00%          0.19%        1.19%           0.70%              1.89%
Class
  R4         0.00%         0.00%          0.35%        0.35%           0.70%              1.05%



(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."
(b) A 1% CDSC may be assessed on Class A shares sold without a sales charge within 18 months after purchase. See "Sales Charges."
(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R4).
(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C and 0.41% for Class R4.
(e) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund (underlying fund) fees and expenses," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(f) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the "Acquired fund (underlying fund) fees and expenses," would have been 0.73% for all classes. The "Net fund and acquired fund (underlying fund) fees and expenses" would have been 1.16% for Class A, 1.92% for Class B, 1.92% for Class C and 1.08% for Class R4.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  17P

Moderate Aggressive Fund

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   MAXIMUM SALES CHARGE                    MAXIMUM DEFERRED SALES CHARGE
                                               (LOAD) IMPOSED ON PURCHASES           (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
                                           (AS A PERCENTAGE OF OFFERING PRICE)        OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                                                  5.75%(a)                                      None(b)
Class B                                                    None                                          5%
Class C                                                    None                                          1%
Class R4                                                   None                                        None


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                          NET FUND AND
                                                      TOTAL       ACQUIRED FUND      ACQUIRED FUND
                       DISTRIBUTION                ANNUAL FUND  (UNDERLYING FUND)  (UNDERLYING FUND)
          MANAGEMENT  AND/OR SERVICE     OTHER      OPERATING        FEES AND           FEES AND
             FEES      (12B-1) FEES   EXPENSES(C)  EXPENSES(D)   EXPENSES(E),(F)      EXPENSES(F)
Class A      0.00%         0.25%          0.22%        0.47%           0.74%              1.21%
Class B      0.00%         1.00%          0.23%        1.23%           0.74%              1.97%
Class C      0.00%         1.00%          0.22%        1.22%           0.74%              1.96%
Class
  R4         0.00%         0.00%          0.35%        0.35%           0.74%              1.09%



(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."
(b) A 1% CDSC may be assessed on Class A shares sold without a sales charge within 18 months after purchase. See "Sales Charges."
(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R4).
(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C and 0.41% for Class R4.
(e) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund (underlying fund) fees and expenses," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(f) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the "Acquired fund (underlying fund) fees and expenses," would have been 0.77% for all classes. The "Net fund and acquired fund (underlying fund) fees and expenses" would have been 1.24% for Class A, 2.00% for Class B, 1.99% for Class C and 1.12% for Class R4.


--------------------------------------------------------------------------------
18P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

Aggressive Fund

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   MAXIMUM SALES CHARGE                    MAXIMUM DEFERRED SALES CHARGE
                                               (LOAD) IMPOSED ON PURCHASES           (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
                                           (AS A PERCENTAGE OF OFFERING PRICE)        OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                                                  5.75%(a)                                      None(b)
Class B                                                    None                                          5%
Class C                                                    None                                          1%
Class R4                                                   None                                        None


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                          NET FUND AND
                                                      TOTAL       ACQUIRED FUND      ACQUIRED FUND
                       DISTRIBUTION                ANNUAL FUND  (UNDERLYING FUND)  (UNDERLYING FUND)
          MANAGEMENT  AND/OR SERVICE     OTHER      OPERATING        FEES AND           FEES AND
             FEES      (12B-1) FEES   EXPENSES(C)  EXPENSES(D)   EXPENSES(E),(F)      EXPENSES(F)
Class A      0.00%         0.25%          0.26%        0.51%           0.77%              1.28%
Class B      0.00%         1.00%          0.26%        1.26%           0.77%              2.03%
Class C      0.00%         1.00%          0.26%        1.26%           0.77%              2.03%
Class
  R4         0.00%         0.00%          0.36%        0.36%           0.77%              1.13%



(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."
(b) A 1% CDSC may be assessed on Class A shares sold without a sales charge within 18 months after purchase. See "Sales Charges."
(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R4).
(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C and 0.41% for Class R4.
(e) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund (underlying fund) fees and expenses," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(f) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the "Acquired fund (underlying fund) fees and expenses," would have been 0.80% for all classes. The "Net fund and acquired fund (underlying fund) fees and expenses" would have been 1.31% for Class A, 2.06% for Class B, 2.06% for Class C and 1.16% for Class R4.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  19P

Total Equity Fund

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   MAXIMUM SALES CHARGE                    MAXIMUM DEFERRED SALES CHARGE
                                               (LOAD) IMPOSED ON PURCHASES           (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
                                           (AS A PERCENTAGE OF OFFERING PRICE)        OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                                                  5.75%(a)                                      None(b)
Class B                                                    None                                          5%
Class C                                                    None                                          1%
Class R4                                                   None                                        None


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                                                         NET FUND AND
                                                      TOTAL                          NET         ACQUIRED FUND      ACQUIRED FUND
                       DISTRIBUTION                ANNUAL FUND   FEE WAIVER/       ANNUAL      (UNDERLYING FUND)  (UNDERLYING FUND)
          MANAGEMENT  AND/OR SERVICE     OTHER      OPERATING      EXPENSE     FUND OPERATING       FEES AND           FEES AND
             FEES      (12B-1) FEES   EXPENSES(C)    EXPENSES   REIMBURSEMENT    EXPENSES(D)    EXPENSES(E),(F)      EXPENSES(F)
Class A      0.00%         0.25%          0.27%        0.52%         0.01%          0.51%             0.81%              1.32%
Class B      0.00%         1.00%          0.28%        1.28%         0.01%          1.27%             0.81%              2.08%
Class C      0.00%         1.00%          0.27%        1.27%         0.00%          1.27%             0.81%              2.08%
Class
  R4         0.00%         0.00%          0.36%        0.36%         0.00%          0.36%             0.81%              1.17%



(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."
(b) A 1% CDSC may be assessed on Class A shares sold without a sales charge within 18 months after purchase. See "Sales Charges."
(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R4).
(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C and 0.41% for Class R4.
(e) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund (underlying fund) fees and expenses," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(f) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the "Acquired fund (underlying fund) fees and expenses," would have been 0.83% for all classes. The "Net fund and acquired fund (underlying fund) fees and expenses" would have been 1.34% for Class A, 2.10% for Class B, 2.10% for Class C and 1.19% for Class R4.


--------------------------------------------------------------------------------
20P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

EXAMPLES

These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (based on total Fund and underlying fund expenses) would be:

 CONSERVATIVE FUND                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(a)                                                     $578      $796     $1,033    $1,712
Class B                                                        $684(b)   $970(b)  $1,181(b) $1,934(d)
Class C                                                        $284(b)   $570     $  981    $2,132
Class R4                                                       $100      $312     $  543    $1,206



 MODERATE CONSERVATIVE FUND                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(a)                                                     $581      $805     $1,048    $1,745
Class B                                                        $687(b)   $979(b)  $1,196(b) $1,966(d)
Class C                                                        $287(b)   $579     $  996    $2,164
Class R4                                                       $104      $325     $  564    $1,252



 MODERATE FUND                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(c)                                                     $684      $914     $1,162    $1,875
Class B                                                        $692(b)   $994(b)  $1,222(b) $2,018(d)
Class C                                                        $292(b)   $594     $1,022    $2,216
Class R4                                                       $107      $334     $  580    $1,287



 MODERATE AGGRESSIVE FUND                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(c)                                                     $691     $  937    $1,203    $1,961
Class B                                                        $700(b)  $1,019(b) $1,263(b) $2,103(d)
Class C                                                        $299(b)  $  616    $1,058    $2,290
Class R4                                                       $111     $  347    $  602    $1,333



 AGGRESSIVE FUND                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(c)                                                     $698     $  958    $1,238    $2,036
Class B                                                        $706(b)  $1,037(b) $1,294(b) $2,170(d)
Class C                                                        $306(b)  $  637    $1,094    $2,363
Class R4                                                       $115     $  359    $  623    $1,379



 TOTAL EQUITY FUND                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(c)                                                     $702     $  972    $1,262    $2,088
Class B                                                        $711(b)  $1,054(b) $1,324(b) $2,230(d)
Class C                                                        $311(b)  $  652    $1,120    $2,415
Class R4                                                       $119     $  372    $  645    $1,425


(a) Includes a 4.75% sales charge.
(b) Includes the applicable CDSC.
(c) Includes a 5.75% sales charge.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  21P

You would pay the following expenses (based on total Fund and underlying fund expenses) if you did not redeem your shares:

 CONSERVATIVE FUND                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(a)                                                     $578      $796     $1,033    $1,712
Class B                                                        $184      $570     $  981    $1,934(c)
Class C                                                        $184      $570     $  981    $2,132
Class R4                                                       $100      $312     $  543    $1,206



 MODERATE CONSERVATIVE FUND                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(a)                                                     $581      $805     $1,048    $1,745
Class B                                                        $187      $579     $  996    $1,966(c)
Class C                                                        $187      $579     $  996    $2,164
Class R4                                                       $104      $325     $  564    $1,252



 MODERATE FUND                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(b)                                                     $684      $914     $1,162    $1,875
Class B                                                        $192      $594     $1,022    $2,018(c)
Class C                                                        $192      $594     $1,022    $2,216
Class R4                                                       $107      $334     $  580    $1,287



 MODERATE AGGRESSIVE FUND                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(b)                                                     $691      $937     $1,203    $1,961
Class B                                                        $200      $619     $1,063    $2,103(c)
Class C                                                        $199      $616     $1,058    $2,290
Class R4                                                       $111      $347     $  602    $1,333



 AGGRESSIVE FUND                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(b)                                                     $698      $958     $1,238    $2,036
Class B                                                        $206      $637     $1,094    $2,170(c)
Class C                                                        $206      $637     $1,094    $2,363
Class R4                                                       $115      $359     $  623    $1,379



 TOTAL EQUITY FUND                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(b)                                                     $702      $972     $1,262    $2,088
Class B                                                        $211      $654     $1,124    $2,230(c)
Class C                                                        $211      $652     $1,120    $2,415
Class R4                                                       $119      $372     $  645    $1,425



(a) Includes a 4.75% sales charge.
(b) Includes a 5.75% sales charge.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


--------------------------------------------------------------------------------
22P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS

Affiliated Funds of Funds. A Fund may sell underlying funds in order to accommodate redemptions of the Fund's shares, to change the percentage of its assets invested in certain underlying funds in response to economic or market conditions, and to maintain or modify the proportion of its assets among the various asset classes or investment categories. The investment manager seeks to minimize the impact of the Funds' purchases and redemptions of shares of the underlying funds. This may result in a delay to an investment allocation decision past the ideal time that the investment manager identified to implement the allocation. In addition, because the investment manager earns different fees from the underlying funds, in determining the allocation among the underlying funds, the investment manager may have an economic conflict of interest. The investment manager reports to the Fund's Board on the steps it has taken to manage any potential conflicts.

Other Investment Strategies. In addition to the principal investment strategies previously described, each Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Each Fund may invest in government securities and short-term paper. Each Fund may invest in underlying funds that fall outside of the targeted asset classes in order to increase diversification and reduce risk. For more information on strategies and holdings, and the risks of such strategies, see the Fund's SAI, its annual and semiannual reports as well as Appendix A and Appendix B.

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

Securities Transaction Commissions. Securities transactions involve the payment of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities in pursuit of a Fund's objective. A description of the policies governing securities transactions and the dollar value of brokerage commissions paid by the Fund and underlying funds are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a Fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds (including the RiverSource Partners funds, Threadneedle funds and Seligman funds), and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  23P

The Fund does not pay RiverSource Investments a direct management fee for managing its assets. Under the Investment Management Services Agreement (Agreement), however, the Fund pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Funds are:

David M. Joy, Vice President, Capital Markets Strategy

- Managed the Funds since 2004.

- Joined RiverSource Investments in 2003.

- Senior Vice President and Director Global Investment Communications, Pioneer Investments (Boston) from 2001 to 2003; Senior Vice President and Director of Investment Communications, Mitchell Hutchins Asset Management, a division of Paine Webber, from 1999 to 2001.

- AB, College of the Holy Cross; MBA, Carroll School of Management, Boston College.

William F. Truscott, Senior Vice President and Chief Investment Officer

- Managed the Funds since 2004.

- Joined RiverSource Investments in 2001.

- Chief Investment Officer, Zurich Scudder Investments, Americas, and Managing Director, Zurich Scudder Investments, from 2000 to 2001; Head of Equity Research, Zurich Scudder Investments, Americas, and Managing Director, Zurich Scudder Investments, from 1996 to 2001.

- BA, Middlebury College; MBA, New York University.

Michelle M. Keeley, Executive Vice President - Equity and Fixed Income

- Managed the Funds since 2004.

- Joined RiverSource Investments in 2002.

- Managing Director, Zurich Global Assets, from 2001 to 2002; Managing Director, Zurich Scudder Investments, from 2000 to 2001; and Managing Director, Zurich Kemper Financial Services, from 1999 to 2000.

- BA, James Madison College; MM, Kellogg School of Management, Northwestern University.

Kent M. Bergene, Vice President, Mutual Fund and Certificate Products

- Managed the Funds since 2004.

- Joined RiverSource Investments in 1981.

- Vice President, Mutual Fund and Certificate Products, AEFC, since 2001; Director, Variable Annuity Products, from 1997 to 2000.

- BS, University of North Dakota.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Funds.


--------------------------------------------------------------------------------
24P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND EACH FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN EACH FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION FOR THE FISCAL YEARS ENDED ON OR AFTER JAN. 31, 2009 HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH EACH FUND'S FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST. THE INFORMATION FOR THE PERIODS ENDED ON OR BEFORE JAN. 31, 2006 HAS BEEN AUDITED BY OTHER AUDITORS.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  25P

FINANCIAL HIGHLIGHTS

RiverSource Portfolio Builder Conservative Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.15          $10.43          $10.36          $10.23          $10.02
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .32(c)          .36(c)          .34             .25             .12
Net gains (losses) (both realized and
 unrealized)                                        (1.63)            .17             .24             .25             .23
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.31)            .53             .58             .50             .35
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.31)           (.42)           (.38)           (.27)           (.12)
Distributions from realized gains                    (.02)           (.39)           (.13)           (.10)           (.02)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.33)           (.81)           (.51)           (.37)           (.14)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.51          $10.15          $10.43          $10.36          $10.23
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $146            $111             $83             $73             $40
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .47%            .45%            .49%            .59%            .92%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .47%            .45%            .49%            .59%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.44%           3.42%           3.32%           2.66%           2.03%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               27%             29%             54%             23%             51%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (13.09%)          5.14%           5.76%           4.97%           3.54%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.11          $10.40          $10.33          $10.21          $10.02
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .25(c)          .28(c)          .26             .18             .07
Net gains (losses) (both realized and
 unrealized)                                        (1.62)            .16             .25             .24             .22
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.37)            .44             .51             .42             .29
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.24)           (.34)           (.31)           (.20)           (.08)
Distributions from realized gains                    (.02)           (.39)           (.13)           (.10)           (.02)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.26)           (.73)           (.44)           (.30)           (.10)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.48          $10.11          $10.40          $10.33          $10.21
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $42             $41             $36             $36             $21
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.22%           1.20%           1.25%           1.34%           1.68%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.22%           1.20%           1.25%           1.34%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.60%           2.63%           2.54%           1.88%           1.25%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               27%             29%             54%             23%             51%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (13.69%)          4.27%           4.99%           4.12%           2.88%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
26P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.12          $10.41          $10.34          $10.21          $10.02
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .25(c)          .28(c)          .26             .17             .07
Net gains (losses) (both realized and
 unrealized)                                        (1.63)            .16             .24             .25             .22
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.38)            .44             .50             .42             .29
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.24)           (.34)           (.30)           (.19)           (.08)
Distributions from realized gains                    (.02)           (.39)           (.13)           (.10)           (.02)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.26)           (.73)           (.43)           (.29)           (.10)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.48          $10.12          $10.41          $10.34          $10.21
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $11              $8              $5              $6              $4
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.22%           1.20%           1.25%           1.34%           1.68%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.22%           1.20%           1.25%           1.34%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.68%           2.67%           2.51%           1.85%           1.32%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               27%             29%             54%             23%             51%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (13.75%)          4.29%           4.94%           4.16%           2.90%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.05          $10.34          $10.27          $10.20          $10.02
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .35(c)          .39(c)          .36             .32             .17
Net gains (losses) (both realized and
 unrealized)                                        (1.60)            .16             .24             .18             .20
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.25)            .55             .60             .50             .37
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.35)           (.45)           (.40)           (.33)           (.17)
Distributions from realized gains                    (.02)           (.39)           (.13)           (.10)           (.02)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.37)           (.84)           (.53)           (.43)           (.19)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.43          $10.05          $10.34          $10.27          $10.20
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $--             $--             $--             $--             $--
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .39%            .38%            .33%            .47%            .76%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .13%            .19%            .33%            .42%            .42%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.68%           3.68%           3.47%           2.64%           1.90%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               27%             29%             54%             23%             51%
-------------------------------------------------------------------------------------------------------------------------
Total return                                      (12.71%)          5.34%           6.00%           5.04%           3.74%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  27P

RiverSource Portfolio Builder Moderate Conservative Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.28          $10.85          $10.68          $10.35          $10.03
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .31(c)          .33(c)          .33             .24             .14
Net gains (losses) (both realized and
 unrealized)                                        (2.27)            .11             .47             .49             .35
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.96)            .44             .80             .73             .49
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.27)           (.42)           (.40)           (.27)           (.16)
Distributions from realized gains                    (.03)           (.59)           (.23)           (.13)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.30)          (1.01)           (.63)           (.40)           (.17)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.02          $10.28          $10.85          $10.68          $10.35
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $257            $260            $198            $149             $78
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .44%            .41%            .44%            .55%            .72%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .44%            .41%            .44%            .55%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.26%           3.03%           2.99%           2.53%           2.21%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               29%             31%             24%             19%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (19.31%)          3.99%           7.65%           7.18%           4.90%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.25          $10.82          $10.65          $10.32          $10.03
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .23(c)          .24(c)          .24             .16             .09
Net gains (losses) (both realized and
 unrealized)                                        (2.25)            .12             .48             .49             .32
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (2.02)            .36             .72             .65             .41
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.20)           (.34)           (.32)           (.19)           (.11)
Distributions from realized gains                    (.03)           (.59)           (.23)           (.13)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.23)           (.93)           (.55)           (.32)           (.12)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.00          $10.25          $10.82          $10.65          $10.32
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $61             $76             $71             $66             $34
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.19%           1.17%           1.19%           1.30%           1.49%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.19%           1.17%           1.19%           1.30%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.42%           2.22%           2.19%           1.75%           1.46%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               29%             31%             24%             19%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (19.89%)          3.22%           6.87%           6.41%           4.14%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earning credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
28P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.25          $10.82          $10.65          $10.33          $10.03
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .23(c)          .25(c)          .24             .15             .09
Net gains (losses) (both realized and
 unrealized)                                        (2.25)            .11             .48             .49             .34
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (2.02)            .36             .72             .64             .43
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.20)           (.34)           (.32)           (.19)           (.12)
Distributions from realized gains                    (.03)           (.59)           (.23)           (.13)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.23)           (.93)           (.55)           (.32)           (.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.00          $10.25          $10.82          $10.65          $10.33
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $16             $16             $13             $11              $6
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.19%           1.17%           1.19%           1.30%           1.52%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.19%           1.17%           1.19%           1.30%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.48%           2.27%           2.22%           1.72%           1.47%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               29%             31%             24%             19%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (19.88%)          3.23%           6.88%           6.29%           4.25%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.24          $10.80          $10.64          $10.34          $10.03
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .33(c)          .37(c)          .35             .29             .17
Net gains (losses) (both realized and
 unrealized)                                        (2.23)            .10             .46             .46             .34
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.90)            .47             .81             .75             .51
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.32)           (.44)           (.42)           (.32)           (.19)
Distributions from realized gains                    (.03)           (.59)           (.23)           (.13)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.35)          (1.03)           (.65)           (.45)           (.20)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.99          $10.24          $10.80          $10.64          $10.34
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $--             $--             $--             $--             $--
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .37%            .36%            .28%            .39%            .57%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .07%            .16%            .28%            .39%            .36%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.55%           3.41%           3.13%           2.67%           2.13%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               29%             31%             24%             19%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return                                      (18.93%)          4.32%           7.74%           7.37%           5.09%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earning credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  29P

RiverSource Portfolio Builder Moderate Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.46          $11.36          $11.06          $10.47          $10.04
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .30(c)          .31(c)          .31             .22             .13
Net gains (losses) (both realized and
 unrealized)                                        (2.93)            .02             .71             .78             .47
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (2.63)            .33            1.02            1.00             .60
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.23)           (.44)           (.41)           (.27)           (.16)
Distributions from realized gains                    (.02)           (.79)           (.31)           (.14)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.25)          (1.23)           (.72)           (.41)           (.17)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.58          $10.46          $11.36          $11.06          $10.47
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $664            $746            $600            $410            $190
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .43%            .41%            .43%            .53%            .63%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .43%            .41%            .43%            .53%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.19%           2.70%           2.68%           2.30%           2.05%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%             27%             24%             15%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (25.51%)          2.69%           9.38%           9.64%           6.01%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.41          $11.31          $11.02          $10.43          $10.04
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .22(c)          .22(c)          .19             .13             .08
Net gains (losses) (both realized and
 unrealized)                                        (2.91)            .02             .73             .79             .44
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (2.69)            .24             .92             .92             .52
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)           (.35)           (.32)           (.19)           (.12)
Distributions from realized gains                    (.02)           (.79)           (.31)           (.14)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.18)          (1.14)           (.63)           (.33)           (.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.54          $10.41          $11.31          $11.02          $10.43
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $145            $198            $189            $153             $72
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.19%           1.17%           1.19%           1.29%           1.39%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.19%           1.17%           1.19%           1.29%           1.36%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.32%           1.89%           1.87%           1.51%           1.31%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%             27%             24%             15%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (26.12%)          1.92%           8.52%           8.86%           5.19%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
30P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.41          $11.32          $11.03          $10.44          $10.04
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .23(c)          .23(c)          .20             .13             .07
Net gains (losses) (both realized and
 unrealized)                                        (2.91)            .01             .73             .79             .46
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (2.68)            .24             .93             .92             .53
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)           (.36)           (.33)           (.19)           (.12)
Distributions from realized gains                    (.02)           (.79)           (.31)           (.14)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.18)          (1.15)           (.64)           (.33)           (.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.55          $10.41          $11.32          $11.03          $10.44
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $33             $36             $27             $18              $8
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.19%           1.17%           1.19%           1.30%           1.40%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.19%           1.17%           1.19%           1.30%           1.36%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.45%           1.97%           1.91%           1.52%           1.26%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%             27%             24%             15%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (25.99%)          1.85%           8.53%           8.86%           5.24%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.45          $11.34          $11.04          $10.47          $10.04
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .33(c)          .36(c)          .33             .26             .16
Net gains (losses) (both realized and
 unrealized)                                        (2.92)            .00(k)          .70             .75             .47
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (2.59)            .36            1.03            1.01             .63
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.27)           (.46)           (.42)           (.30)           (.19)
Distributions from realized gains                    (.02)           (.79)           (.31)           (.14)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.29)          (1.25)           (.73)           (.44)           (.20)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.57          $10.45          $11.34          $11.04          $10.47
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $--             $--             $--             $--             $--
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .35%            .35%            .28%            .37%            .47%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .06%            .14%            .28%            .37%            .37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.50%           3.12%           3.02%           2.34%            .88%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%             27%             24%             15%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return                                      (25.22%)          2.99%           9.58%           9.80%           6.28%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.
(k) Rounds to zero.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  31P

RiverSource Portfolio Builder Moderate Aggressive Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.48          $11.73          $11.34          $10.50          $10.05
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .23(c)          .24(c)          .25             .17             .10
Net gains (losses) (both realized and
 unrealized)                                        (3.46)           (.01)            .91            1.05             .50
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.23)            .23            1.16            1.22             .60
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.22)           (.40)           (.38)           (.22)           (.14)
Distributions from realized gains                    (.02)          (1.08)           (.39)           (.16)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.24)          (1.48)           (.77)           (.38)           (.15)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.01          $10.48          $11.73          $11.34          $10.50
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $645            $881            $801            $550            $246
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .47%            .43%            .46%            .56%            .65%(f)
-------------------------------------------------------------------------------------------------------------------------
Net assets after expense
 waiver/reimbursement(e),(g),(h)                     .47%            .43%            .46%            .56%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.51%           2.04%           2.01%           1.69%           1.61%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               33%             33%             29%             20%             31%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (31.15%)          1.57%          10.40%          11.72%           5.97%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.43          $11.68          $11.30          $10.47          $10.05
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .16(c)          .15(c)          .10             .07             .04
Net gains (losses) (both realized and
 unrealized)                                        (3.44)           (.01)            .96            1.06             .49
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.28)            .14            1.06            1.13             .53
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)           (.31)           (.29)           (.14)           (.10)
Distributions from realized gains                    (.02)          (1.08)           (.39)           (.16)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.17)          (1.39)           (.68)           (.30)           (.11)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.98          $10.43          $11.68          $11.30          $10.47
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $130            $199            $202            $154             $67
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.23%           1.19%           1.22%           1.32%           1.42%(f)
-------------------------------------------------------------------------------------------------------------------------
Net assets after expense
 waiver/reimbursement(e),(g),(h)                    1.23%           1.19%           1.22%           1.32%           1.36%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.69%           1.23%           1.21%            .91%            .82%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               33%             33%             29%             20%             31%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (31.65%)           .81%           9.54%          10.90%           5.24%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits for the year ended Jan. 31, 2009 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
32P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.43          $11.68          $11.30          $10.47          $10.05
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .16(c)          .16(c)          .12             .07             .04
Net gains (losses) (both realized and
 unrealized)                                        (3.44)           (.01)            .95            1.06             .49
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.28)            .15            1.07            1.13             .53
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)           (.32)           (.30)           (.14)           (.10)
Distributions from realized gains                    (.02)          (1.08)           (.39)           (.16)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.17)          (1.40)           (.69)           (.30)           (.11)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.98          $10.43          $11.68          $11.30          $10.47
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $26             $33             $26             $15              $7
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.22%           1.19%           1.22%           1.32%           1.41%(f)
-------------------------------------------------------------------------------------------------------------------------
Net assets after expense
 waiver/reimbursement(e),(g),(h)                    1.22%           1.19%           1.22%           1.32%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.79%           1.33%           1.27%            .93%            .83%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               33%             33%             29%             20%             31%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (31.63%)           .85%           9.57%          10.91%           5.24%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.50          $11.75          $11.35          $10.50          $10.05
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .27(c)          .29(c)          .28             .19             .12
Net gains (losses) (both realized and
 unrealized)                                        (3.47)           (.02)            .91            1.06             .49
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.20)            .27            1.19            1.25             .61
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.26)           (.44)           (.40)           (.24)           (.15)
Distributions from realized gains                    (.02)          (1.08)           (.39)           (.16)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.28)          (1.52)           (.79)           (.40)           (.16)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.02          $10.50          $11.75          $11.35          $10.50
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $1              $1             $--             $--             $--
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .35%            .34%            .31%            .39%            .48%(f)
-------------------------------------------------------------------------------------------------------------------------
Net assets after expense
 waiver/reimbursement(e),(g),(h)                     .09%            .16%            .31%            .39%            .36%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.88%           2.41%           2.14%           1.69%           1.35%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               33%             33%             29%             20%             31%
-------------------------------------------------------------------------------------------------------------------------
Total return                                      (30.91%)          1.86%          10.69%          12.02%           6.10%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits for the year ended Jan. 31, 2009 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  33P

RiverSource Portfolio Builder Aggressive Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.46          $12.20          $11.66          $10.53          $10.06
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .17(c)          .19(c)          .19             .12             .07
Net gains (losses) (both realized and
 unrealized)                                        (3.98)           (.14)           1.18            1.37             .52
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.81)            .05            1.37            1.49             .59
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.12)           (.39)           (.35)           (.17)           (.11)
Distributions from realized gains                    (.04)          (1.40)           (.48)           (.19)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.16)          (1.79)           (.83)           (.36)           (.12)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.49          $10.46          $12.20          $11.66          $10.53
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $295            $429            $400            $275            $120
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .51%            .46%            .49%            .61%            .78%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .50%            .46%            .49%            .59%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.83%           1.53%           1.47%           1.10%           1.04%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               35%             40%             40%             24%             38%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (36.52%)          (.31%)         11.85%          14.26%           5.81%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.38          $12.11          $11.59          $10.48          $10.06
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09(c)          .09(c)          .02             .03             .01
Net gains (losses) (both realized and
 unrealized)                                        (3.93)           (.13)           1.24            1.37             .50
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.84)           (.04)           1.26            1.40             .51
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)           (.29)           (.26)           (.10)           (.08)
Distributions from realized gains                    (.04)          (1.40)           (.48)           (.19)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.08)          (1.69)           (.74)           (.29)           (.09)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.46          $10.38          $12.11          $11.59          $10.48
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $57             $95             $98             $79             $36
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.26%           1.22%           1.25%           1.37%           1.54%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.26%           1.22%           1.25%           1.37%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .99%            .74%            .66%            .28%            .25%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               35%             40%             40%             24%             38%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (37.04%)         (1.02%)         10.97%          13.48%           5.02%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits for the year ended Jan. 31, 2009 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
34P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.33          $12.08          $11.58          $10.48          $10.06
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .10(c)          .10(c)          .06             .03             .01
Net gains (losses) (both realized and
 unrealized)                                        (3.92)           (.15)           1.20            1.37             .49
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.82)           (.05)           1.26            1.40             .50
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)           (.30)           (.28)           (.11)           (.07)
Distributions from realized gains                    (.04)          (1.40)           (.48)           (.19)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.09)          (1.70)           (.76)           (.30)           (.08)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.42          $10.33          $12.08          $11.58          $10.48
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $11             $15             $12              $7              $3
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.26%           1.21%           1.25%           1.38%           1.55%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.25%           1.21%           1.25%           1.37%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.09%            .83%            .72%            .32%            .21%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               35%             40%             40%             24%             38%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (37.00%)         (1.06%)         11.00%          13.40%           4.96%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.48          $12.23          $11.68          $10.53          $10.06
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .22(c)          .28(c)          .22             .12             .08
Net gains (losses) (both realized and
 unrealized)                                        (4.01)           (.20)           1.17            1.39             .52
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.79)            .08            1.39            1.51             .60
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)           (.43)           (.36)           (.17)           (.12)
Distributions from realized gains                    (.04)          (1.40)           (.48)           (.19)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.19)          (1.83)           (.84)           (.36)           (.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.50          $10.48          $12.23          $11.68          $10.53
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $--             $--             $--             $--             $--
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .36%            .35%            .33%            .44%            .61%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .11%            .18%            .33%            .42%            .38%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.57%           2.29%           1.60%            .95%           1.75%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               35%             40%             40%             24%             38%
-------------------------------------------------------------------------------------------------------------------------
Total return                                      (36.20%)          (.09%)         12.04%          14.46%           5.94%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits for the year ended Jan. 31, 2009 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  35P

RiverSource Portfolio Builder Total Equity Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.53          $12.61          $11.99          $10.55          $10.07
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .11(c)          .12(c)          .14             .07             .05
Net gains (losses) (both realized and
 unrealized)                                        (4.51)           (.26)           1.40            1.71             .54
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.40)           (.14)           1.54            1.78             .59
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)           (.34)           (.33)           (.13)           (.10)
Distributions from realized gains                    (.06)          (1.60)           (.59)           (.21)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.10)          (1.94)           (.92)           (.34)           (.11)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.03          $10.53          $12.61          $11.99          $10.55
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $246            $384            $364            $231             $92
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .52%            .46%            .49%            .62%            .83%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .51%            .46%            .49%            .59%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.18%            .93%            .88%            .53%            .58%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               28%             31%             27%             17%             39%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (41.88%)         (2.04%)         13.02%          16.99%           5.80%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.44          $12.52          $11.91          $10.50          $10.07
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03(c)          .01(c)           --            (.03)           (.02)
Net gains (losses) (both realized and
 unrealized)                                        (4.44)           (.26)           1.44            1.71             .52
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.41)           (.25)           1.44            1.68             .50
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --            (.23)           (.24)           (.06)           (.06)
Distributions from realized gains                    (.06)          (1.60)           (.59)           (.21)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.06)          (1.83)           (.83)           (.27)           (.07)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.97          $10.44          $12.52          $11.91          $10.50
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $46             $85             $91             $68             $28
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.28%           1.22%           1.25%           1.38%           1.59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.27%           1.22%           1.25%           1.37%           1.36%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .32%            .11%            .06%           (.29%)          (.19%)(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               28%             31%             27%             17%             39%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (42.30%)         (2.86%)         12.25%          16.11%           4.99%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
36P  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.39          $12.49          $11.90          $10.50          $10.07
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04(c)          .03(c)           --            (.03)           (.02)
Net gains (losses) (both realized and
 unrealized)                                        (4.43)           (.27)           1.44            1.71             .52
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.39)           (.24)           1.44            1.68             .50
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --            (.26)           (.26)           (.07)           (.06)
Distributions from realized gains                    (.06)          (1.60)           (.59)           (.21)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.06)          (1.86)           (.85)           (.28)           (.07)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.94          $10.39          $12.49          $11.90          $10.50
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $9             $14             $11              $6              $2
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.27%           1.22%           1.25%           1.38%           1.60%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.26%           1.22%           1.25%           1.37%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .43%            .24%            .15%           (.21%)          (.31%)(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               28%             31%             27%             17%             39%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (42.31%)         (2.87%)         12.25%          16.10%           4.99%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.57          $12.65          $12.01          $10.55          $10.07
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13(c)          .15(c)          .16             .09             .07
Net gains (losses) (both realized and
 unrealized)                                        (4.52)           (.26)           1.41            1.71             .53
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.39)           (.11)           1.57            1.80             .60
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.07)           (.37)           (.34)           (.13)           (.11)
Distributions from realized gains                    (.06)          (1.60)           (.59)           (.21)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.13)          (1.97)           (.93)           (.34)           (.12)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.05          $10.57          $12.65          $12.01          $10.55
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $--             $--             $--             $--             $--
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .36%            .35%            .33%            .46%            .66%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .11%            .16%            .33%            .42%            .40%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.43%           1.17%            .91%            .51%            .48%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               28%             31%             27%             17%             39%
-------------------------------------------------------------------------------------------------------------------------
Total return                                      (41.58%)         (1.78%)         13.27%          17.23%           5.93%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  37P

RIVERSOURCE COMPLEX OF FUNDS

THE RIVERSOURCE COMPLEX OF FUNDS INCLUDES "RIVERSOURCE" FUNDS, "RIVERSOURCE PARTNERS" FUNDS, AND "THREADNEEDLE" FUNDS (EACH INDIVIDUALLY A "FUND" OR A "RIVERSOURCE FUND" AND COLLECTIVELY THE "FUNDS" OR THE "RIVERSOURCE FUNDS"). THE RIVERSOURCE COMPLEX OF FUNDS ALSO INCLUDES "SELIGMAN" FUNDS. THE RIVERSOURCE FUNDS AND THE SELIGMAN FUNDS SHARE THE SAME BOARD OF DIRECTORS/TRUSTEES (THE "BOARD"), BUT INVESTORS MAY NOT CURRENTLY MAKE EXCHANGES BETWEEN THE SELIGMAN FUNDS AND THE RIVERSOURCE FUNDS. SELIGMAN FUNDS GENERALLY HAVE SEPARATE AND DISTINCT POLICIES AND PROCEDURES FROM THE RIVERSOURCE FUNDS. THE RIVERSOURCE FUNDS SHARE THE SAME POLICIES AND PROCEDURES INCLUDING THOSE SET FORTH IN THIS SERVICE SECTION OF THIS PROSPECTUS. FOR EXAMPLE, FOR PURPOSES OF CALCULATING THE INITIAL SALES CHARGE ON THE PURCHASE OF CLASS A SHARES OF A RIVERSOURCE FUND, AN INVESTOR OR FINANCIAL ADVISOR SHOULD CONSIDER THE COMBINED MARKET VALUE OF ALL RIVERSOURCE FUNDS (INCLUDING "THREADNEEDLE" OR "RIVERSOURCE PARTNERS" FUNDS), OWNED BY THE INVESTOR AS DEFINED UNDER "INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION (ROA)." AN INVESTOR OR FINANCIAL ADVISOR MAY NOT INCLUDE THE MARKET VALUE OF ANY SELIGMAN FUNDS OWNED BY THE INVESTOR IN THIS CALCULATION.

BUYING AND SELLING SHARES

The RiverSource funds are generally available directly and through broker-dealers, banks, and other financial intermediaries or institutions (financial institutions), including certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial institutions. THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which your shares of the fund(s) are held. Since the fund (and its service providers) may not have a record of your account transactions, you should always contact the financial institution through which you purchased or at which you maintain your shares of the fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The fund and its service providers, including the distributor and the transfer agent, are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each share class. Not everyone is eligible to buy every share class. See the "Fees and Expenses" table for more information. After determining which share classes you are eligible to buy, decide which share class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each share class. (THE COVER OF THIS PROSPECTUS INDICATES WHICH SHARE CLASSES ARE CURRENTLY OFFERED FOR THESE FUNDS.)

 INVESTMENT OPTIONS SUMMARY


                                                                Contingent Deferred
                                                                Sales                    Distribution and  Plan
              AVAILABILITY(a)          Initial Sales Charge     Charge (CDSC)            Service Fee(b)    Administration Fee
----------------------------------------------------------------------------------------------------------------------------------
Class A       Available to             Yes. Payable at time of  No.(c)                   Yes.              No.
              all investors.           purchase. Lower or no                             0.25%
                                       sales charge for larger
                                       investments.
----------------------------------------------------------------------------------------------------------------------------------

Class B(d)    Available to             No. Entire purchase      Maximum 5% CDSC during   Yes.              No.
              all investors.           price is invested in     the first year           1.00%
                                       shares of the fund.      decreasing to 0% after
                                                                six years.
----------------------------------------------------------------------------------------------------------------------------------

Class C       Available to             No. Entire purchase      1% CDSC may apply if     Yes.              No.
              all investors.           price is invested in     you sell shares within   1.00%
                                       shares of the fund.      one year after
                                                                purchase.
----------------------------------------------------------------------------------------------------------------------------------

Class R4      Limited to qualifying    No.                      No.                      No.               Yes.
              institutional                                                                                0.25%
              investors.
----------------------------------------------------------------------------------------------------------------------------------






(a) See "Buying and Selling Shares, Determining which class of shares to purchase" for more information on availability of share classes and eligible investors. See "Buying and Selling Shares, Opening an Account" for information on minimum investment and account balance requirements.
(b) For each of Class A, Class B and Class C shares, as applicable, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares and the servicing of shareholders. This plan has been reviewed and approved by the Board. Because these fees are paid out of fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.


--------------------------------------------------------------------------------
S.1                                                                     S-6400-8

(c) A 1% CDSC may be assessed on Class A shares sold within 18 months after purchase. See "Buying and Selling Shares, Sales Charges, Class
    A -- contingent deferred sales charge" for more information.
(d) See "Buying and Selling Shares, Sales Charges, Class B and Class
    C -- contingent deferred sales charge alternative" for more information on the timing of conversion of Class B shares to Class A shares. Timing of conversion will vary depending on the date of your original purchase of the Class B shares.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, and Class C shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and directly or indirectly providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund or provide services to fund shareholders. Financial institutions receive fees up to 0.25% of the average daily net assets of Class A, Class B, and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor. IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL INSTITUTION OR FINANCIAL ADVISOR, DISTRIBUTION AND SERVICE FEES WILL BE RETAINED BY THE DISTRIBUTOR.

PLAN ADMINISTRATION FEE

Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES.

New purchases of Class B shares will not be permitted if your Rights of Accumulation are $50,000 or higher, and new purchases of Class C shares will not be permitted if your Rights of Accumulation are $1,000,000 or higher. See "Sales Charges, Initial Sales Charge -- Rights of Accumulation (ROA)" for information on Rights of Accumulation.

Class B shares have a higher annual distribution fee than Class A shares and a contingent deferred sales charge (CDSC) for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A shares. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

CLASS R SHARES.

The following eligible institutional investors may purchase Class R4 shares:

- Qualified employee benefit plans.

- Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

- Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

- State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

- Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:

- Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds).

- Bank Trust departments.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.


--------------------------------------------------------------------------------
                                                                             S.2

In addition, the distributor, in its sole discretion, may accept or authorize financial institutions to accept investments from other purchasers not listed above.

For more information, see the SAI.

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. The distributor retains the full sales charge you pay when you purchase shares of the fund directly (not through a separately authorized financial institution). Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES

For Portfolio Builder Moderate Fund, Portfolio Builder Moderate Aggressive Fund, Portfolio Builder Aggressive Fund or Portfolio Builder Total Equity Fund

                                                                                          MAXIMUM REALLOWANCE
                                                   AS A % OF            AS A % OF              AS A % OF
TOTAL MARKET VALUE                             PURCHASE PRICE**    NET AMOUNT INVESTED       PURCHASE PRICE
-------------------------------------------------------------------------------------------------------------
Up to $49,999                                        5.75%                 6.10%                  5.00%
$50,000--$99,999                                     4.75                  4.99                   4.00
$100,000--$249,999                                   3.50                  3.63                   3.00
$250,000--$499,999                                   2.50                  2.56                   2.15
$500,000--$999,999                                   2.00                  2.04                   1.75
$1,000,000 or more                                   0.00                  0.00                   0.00***


For Income Builder Basic Income Fund, Portfolio Builder Conservative Fund, Income Builder Enhanced Income Fund, Portfolio Builder Moderate Conservative Fund or Income Builder Moderate Income Fund

                                                                                          MAXIMUM REALLOWANCE
                                                   AS A % OF            AS A % OF              AS A % OF
TOTAL MARKET VALUE                             PURCHASE PRICE**    NET AMOUNT INVESTED       PURCHASE PRICE
-------------------------------------------------------------------------------------------------------------
Up to $49,999                                        4.75%                 4.99%                  4.00%
$50,000--$99,999                                     4.25                  4.44                   3.50
$100,000--$249,999                                   3.50                  3.63                   3.00
$250,000--$499,999                                   2.50                  2.56                   2.15
$500,000--$999,999                                   2.00                  2.04                   1.75
$1,000,000 or more                                   0.00                  0.00                   0.00***


    *Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
   **Purchase price includes the sales charge.
  ***Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $2,999,999; a sales commission up to 0.50% for a sale of $3,000,000 to $9,999,999; and a sales commission up to 0.25% for a sale of $10,000,000 or more.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION (ROA). You may be able to reduce the sales charge on Class A shares, based on the combined market value of accounts in your ROA group, as described below. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

- Your current investment in a fund; and

- Previous investments you and members of your household have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your household consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

- Individual or joint accounts;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;


--------------------------------------------------------------------------------
S.3

- Revocable trust accounts for which you or a member of your household, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

- Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W, or Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

- Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more (including any existing ROA) over a period of up to 13 months, you may be able to reduce the front-end sales charge(s) for investments in Class A shares by completing and filing an LOI. The required form of LOI may vary by financial institution. Existing ROA can be included in your LOI. Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI. Five percent of the commitment amount will be placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow.

Existing ROA Example. Shareholder currently has $60,000 ROA in RiverSource funds. Shareholder completes an LOI to invest $100,000 in RiverSource funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in RiverSource funds' Class A shares in order to fulfill the LOI commitment and receive reduced front-end sales charge(s) over the next 13 months.

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more detail on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

- current or retired Board members, officers or employees of RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- current or retired Ameriprise Financial Services, Inc. financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

- portfolio managers employed by subadvisers of the funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- partners and employees of outside legal counsel to the funds or the funds' directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees.

- direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.


--------------------------------------------------------------------------------
                                                                             S.4

- purchases made:

  - with dividend or capital gain distributions from a fund or from the same class of another fund in the RiverSource complex of funds;

  - through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee that has, or clears trades through a financial intermediary that has, a selling agreement with the distributor;

  - through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;

  - through bank trust departments.

- purchases made through "eligible employee benefit plans" created under section 401(a), 401(k), 457 and 403(b) which:

  - have at least $1 million in plan assets at the time of investment;

  - have a plan level or omnibus account that is maintained with the fund or its transfer agent; and

  - transact directly with the fund or its transfer agent through a third party administrator or third party recordkeeper.

For more information regarding waivers of sales charges for Class A purchases, please see the SAI.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional purchases or categories of purchases. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial intermediary with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

Because the current prospectus is available on the fund's website at riversource.com free of charge, information regarding breakpoint discounts is not separately disclosed on the website.

CLASS A -- CONTINGENT DEFERRED SALES CHARGE

For Class A shares purchased after Dec. 1, 2008 without a sales charge, a 1% CDSC may be charged if you sell your shares within 18 months after purchase. A CDSC will be based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A SHARES. The CDSC will be waived on sales of shares:

- To which no sales commission or transaction fee was paid to an authorized financial institution at the time of purchase.

- Purchased through reinvestment of dividends and capital gain distributions.

- In the event of the shareholder's death.

- From a monthly, quarterly or annual systematic redemption plan of up to an annual amount of 12% of the account value on a per fund basis.

- In an account that has been closed because it falls below the minimum account balance.

- That result in mandatory withdrawals from an ERISA plan of a shareholder who is at least 70 1/2 years old.

- That result from returns of excess contributions or excess deferral amounts made to a retirement plan participant.

- Purchased prior to Dec. 1, 2008.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional purchases or categories of purchases. Policies relating to waiving the CDSC may be modified or withdrawn at any time.


--------------------------------------------------------------------------------
S.5

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                                       THE CDSC PERCENTAGE RATE IS:*
First year                                                                          5%
Second year                                                                         4%
Third year                                                                          4%
Fourth year                                                                         3%
Fifth year                                                                          2%
Sixth year                                                                          1%
Seventh or eighth year                                                              0%


* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

You may not make additional purchases of Class B shares if your ROA exceeds $49,999.99.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a total amount up to 1% (including sales commission and advance of service fees) to financial institutions that sell Class C shares. See "Buying and Selling Shares -- Distribution and Service Fees." A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares. You may not make additional purchases of Class C shares if your ROA exceeds $999,999.99.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

- in the event of the shareholder's death;

- held in trust for an employee benefit plan; or

- held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

  - at least 59 1/2 years old AND

  - taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

  - selling under an approved substantially equal periodic payment arrangement.


--------------------------------------------------------------------------------
                                                                             S.6

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.

CLASS R4 -- NO SALES CHARGE. For Class R4, there is no initial sales charge or CDSC.

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

You may establish and maintain your account with an authorized financial institution or directly with the fund. The fund may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the fund will be supported by the fund's transfer agent.

 METHODS OF PURCHASING SHARES

These methods of purchasing shares generally apply to Class A, Class B, and Class C shares.

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS       The financial institution through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

--------------------------------------------------------------------------------
ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL You or the financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at riversource.com or may be requested by calling (888) 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

                   Mail your check and completed application to:

                   REGULAR MAIL RIVERSOURCE FUNDS
                                P.O. BOX 8041
                                BOSTON, MA 02266-8041

                   EXPRESS MAIL RIVERSOURCE FUNDS
                                C/O BFDS
                                30 DAN ROAD
                                CANTON, MA 02021-2809

                   If you already have an account, include your name, account number, and the name of the fund and class of shares you wish to purchase along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

--------------------------------------------------------------------------------

BY WIRE OR ACH     Fund shares purchased in an account established and
                   maintained with the fund may be paid for by federal funds wire. Before sending a wire, call (888) 791-3380 to notify the fund's transfer agent of the wire and to receive further instructions.

                   If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                   Your bank or financial institution may charge additional fees for wire transactions.

--------------------------------------------------------------------------------

BY EXCHANGE        Call (888) 791-3380 or send signed written instructions to the address above.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.7

MINIMUM INVESTMENT AND ACCOUNT BALANCE

                                       FOR ALL ACCOUNTS EXCEPT THOSE
                                       LISTED TO THE RIGHT
                                       (NONQUALIFIED)                   TAX QUALIFIED ACCOUNTS

-------------------------------------------------------------------------------------------------------

INITIAL INVESTMENT                     $2,000                           $1,000
-------------------------------------------------------------------------------------------------------

ADDITIONAL INVESTMENTS                 $100                             $100
-------------------------------------------------------------------------------------------------------

ACCOUNT BALANCE*                       $300                             None


    *If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.
 -------------------------------------------------------------------------------

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS

                                       FOR ALL ACCOUNTS EXCEPT THOSE
                                       LISTED TO THE RIGHT
                                       (NONQUALIFIED)                   TAX QUALIFIED ACCOUNTS

-------------------------------------------------------------------------------------------------------

INITIAL INVESTMENT                     $100                             $100
-------------------------------------------------------------------------------------------------------

ADDITIONAL INVESTMENTS                 $100                             $50
-------------------------------------------------------------------------------------------------------

ACCOUNT BALANCE**                      None                             None


   **If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.
 -------------------------------------------------------------------------------

These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.

IMPORTANT: Payments sent by electronic fund transfers (ACH), a bank authorization or check that are not guaranteed may take up to 10 days to clear. If you request a sale within 10 days of purchase, this may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the fund, there are a variety of methods you may use to exchange or sell shares of the fund.

 WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS       You can exchange or sell shares by having your financial
                   institution process your transaction. The financial institution through which you purchased shares may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

--------------------------------------------------------------------------------

ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL            Mail your exchange or sale request to:

                   REGULAR MAIL RIVERSOURCE FUNDS
                                P.O. BOX 8041
                                BOSTON, MA 02266-8041

                   EXPRESS MAIL RIVERSOURCE FUNDS
                                C/O BFDS
                                30 DAN ROAD
                                CANTON, MA 02021-2809

                   Include in your letter:

                   - your name

                   - the name of the fund(s)

                   - your account number


 -------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.8

BY MAIL (CONT.)

                   - the class of shares to be exchanged or sold

                   - your Social Security number or Employer Identification
                     number

                   - the dollar amount or number of shares you want to exchange or sell

                   - specific instructions regarding delivery or exchange
                     destination

                   - signature(s) of registered account owner(s)

                   - any special documents the transfer agent may require in
                     order to process your order

                   Corporate, trust or partnership accounts may need to send additional documents.

                   Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                   A Medallion Signature Guarantee is required if:

                   - Amount is over $50,000.

                   - You want your check made payable to someone other than
                     yourself.

                   - Your address has changed within the last 30 days.

                   - You want the check mailed to an address other than the
                     address of record.

                   - You want the proceeds sent to a bank account not on file.

                   - You are the beneficiary of the account and the account
                     owner is deceased (additional documents may be required).

                   A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                   NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

--------------------------------------------------------------------------------

BY TELEPHONE       Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be available to you. Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.
                   Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing to the address above.

                   Payment will be mailed to the address of record and made payable to the names listed on the account.

                   Telephone sale requests are limited to $100,000 per day.

--------------------------------------------------------------------------------

BY WIRE OR ACH     You can wire money from your fund account to your bank
                   account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                   Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                   A service fee may be charged against your account for each wire sent.

                   Minimum amount: $100

                   Your bank or financial institution may charge additional fees for wire transactions.

--------------------------------------------------------------------------------

BY SCHEDULED       You may elect to receive regular periodic payments through an
PAYOUT PLAN        automatic sale of shares. See the SAI for more information.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.9

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You may be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

SHORT-TERM TRADING AND OTHER SO-CALLED MARKET TIMING PRACTICES ARE FREQUENT TRADING PRACTICES BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

THE ASSETS OF THE FUND CONSIST PRIMARILY OF SHARES OF THE UNDERLYING FUNDS. THE UNDERLYING FUNDS MAY BE MORE SUSCEPTIBLE TO THE RISKS OF MARKET TIMING. UNDERLYING FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT AN UNDERLYING FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS, FOREIGN SECURITIES, FLOATING RATE LOANS OR HIGH YIELD BONDS, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE APPENDIX A FOR A LIST OF UNDERLYING FUNDS' INVESTMENT STRATEGIES.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARD HAS ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING THAT MAY BE HARMFUL TO THE FUNDS. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

- The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging or other purchase and exchange transactions not believed to be inconsistent with the best interest of fund shareholders or the Board's policy. The fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares and where the shares are maintained. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund may seek the assistance of financial institutions in applying similar restrictions on their participants or clients. The fund's ability to monitor and discourage abusive trading practices in omnibus accounts is more limited.

- The fund may rely on the monitoring policy of a financial institution, for example, a retirement plan administrator or similar financial institution, authorized to distribute the funds, if it determines the policy and procedures of such financial institutions are sufficient to protect the fund and its shareholders.

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

- Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

- Exchanges must be made into the same class of shares of the new fund.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

- Once the fund receives your exchange request, you cannot cancel it.

- Shares of the new fund may not be used on the same day for another exchange or sale.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original fund and ends when you sell the shares of the fund you exchanged to.


--------------------------------------------------------------------------------
                                                                            S.10

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of RiverSource funds. If your original purchase was in Class A or Class B, you may use all or part of the sale proceeds to purchase new Class A shares in any RiverSource fund account linked together for ROA purposes. Your repurchase will be in Class A shares at NAV, up to the amount of the sale proceeds. Repurchases of Class B shares will also be in Class A shares at NAV. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C, you will be allowed to reinvest in the same Class C account and fund you originally purchased. In a Class C repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

The fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of the fund. The NAV is determined by dividing the value of the fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The assets of the fund will consist primarily of shares of the underlying funds, which are valued at their NAVs. The underlying funds' securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by an underlying fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the underlying fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that an underlying fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The underlying funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of an underlying fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the underlying fund's shares may change on days when shareholders will not be able to purchase or sell the underlying fund's shares.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


--------------------------------------------------------------------------------
S.11

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualified dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include dividends which are non-qualified dividends, interest income and short-term capital gains. Generally, capital gains are realized when a security is sold for a higher price than was paid for it. Generally, capital losses are realized when a security is sold for a lower price than was paid for it. Typically, each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains, if any, are included in net investment income and are taxable as ordinary income when distributed to the shareholder. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. If the fund's distributions exceed its current and accumulated earnings and profits, that portion of the fund's distributions will be treated as a return of capital to the shareholders to the extent of their basis in their shares. A return of capital will generally not be taxable; however, any amounts received in excess of basis are treated as capital gain. Forms 1099 sent to shareholders report any return of capital.

Certain derivative instruments subject the fund to special tax rules, the effect of which may be to accelerate income to the fund, defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. Generally, if you sell shares for less than their cost, the difference is a capital loss or if you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss or reduce a tax gain, based on paying a sales charge, by exchanging shares before the 91(st) day after the day of purchase. If you buy Class A shares and exchange into another fund before the 91(st) day after the day of purchase, you may not be able to include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Distributions related to shares not held in IRAs or other retirement accounts are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Shares held in an IRA or qualified retirement account are generally subject to different tax rules. Taking a distribution from your IRA or qualified retirement plan may subject you to federal taxes, withholding, penalties and reporting requirements. Please consult your tax advisor.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Because most of the fund's investments are shares of underlying funds, the tax treatment of the fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the fund invested directly in the types of securities held by the underlying funds or the fund shareholders invested directly in the underlying funds. As a result, fund shareholders may recognize higher amounts of capital gain distributions or ordinary income dividends than they otherwise would.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


--------------------------------------------------------------------------------
                                                                            S.12

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult with your financial institution to determine the availability of the RiverSource funds. RiverSource funds may only be purchased or sold directly or through financial institutions authorized by the distributor to offer the RiverSource funds. NOT ALL FINANCIAL INSTITUTIONS ARE AUTHORIZED TO SELL THE FUNDS. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the funds' investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005, provides custody services to the RiverSource funds. In addition to paying the custodian for these services, the RiverSource funds pay for certain transaction fees and out-of-pocket expenses incurred while providing custody services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and RiverSource Fund Distributors, Inc., 50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor reallows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution and/or service (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares, Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

Plan Administration Services. Under a Plan Administration Services Agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

PAYMENTS TO FINANCIAL INSTITUTIONS

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These

--------------------------------------------------------------------------------
S.13
payments and intercompany allocations (collectively, "payments") do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution's organization, and may provide the distributor and its affiliates with preferred access to the financial institution's registered representatives or preferred access to the financial institution's customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution's pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges -- fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant. Additional information concerning the amount and calculation of these payments is available in the fund's SAI.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.


--------------------------------------------------------------------------------
                                                                            S.14

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution. The SAI contains additional detail regarding payments made by the distributor to financial institutions.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Financial institutions may separately charge you additional fees. See "Buying and Selling Shares."

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Before certain fixed income funds may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

AFFILIATED PRODUCTS. RiverSource Investments seeks to balance potential conflicts between the fund and the underlying funds in which it invests. For example, the fund may seek to minimize the impact of its purchase and redemption of shares of the underlying funds, which may cause the underlying funds to incur transactions costs by implementing such transactions over a reasonable time frame. This delay may result in the fund paying more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, because RiverSource Investments earns different fees from the underlying funds, in determining the allocation of the fund's assets among the underlying funds, RiverSource Investments may have an economic conflict of interest. RiverSource Investments reports to the fund's Board on the steps it has taken to manage any potential conflicts.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
S.15

APPENDIX A

UNDERLYING FUNDS -- INVESTMENT OBJECTIVES AND STRATEGIES

The following is a brief description of the investment objectives and strategies of the underlying funds. RiverSource Investments may add new underlying funds for investment or change underlying funds without the approval of shareholders. Additional information regarding the underlying funds is available in the applicable fund's prospectus and statement of additional information. This prospectus is not an offer for any of the underlying funds.


 UNDERLYING FUNDS        INVESTMENT OBJECTIVES AND STRATEGIES
EQUITY FUNDS

RiverSource             The Fund seeks to provide shareholders with long-term capital
Disciplined Equity      growth. Under normal market conditions, at least 80% of the
Fund                    Fund's net assets are invested in equity securities of
                        companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with long-term capital
Disciplined             growth. Under normal market conditions, at least 80% of the
International           Fund's assets will be invested in equity securities of foreign
Equity Fund             issuers or in instruments that provide exposure to foreign equity markets. The Fund may invest in securities of or
                        instruments that provide exposure to both developed and
                        emerging markets issuers.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with long-term capital
Disciplined Large Cap   growth. Under normal market conditions, at least 80% of the
Growth Fund             Fund's net assets are invested in equity securities of
                        companies with market capitalizations of over $5 billion at the time of purchase or that fall within the capitalization range of companies in the Russell 1000 Growth Index (the Index) at the time of purchase. The market capitalization range and
                        composition of the Index are subject to change.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with long-term capital
Disciplined Large Cap   growth. Under normal market conditions, at least 80% of the
Value Fund              Fund's net assets will be invested in equity securities of companies with market capitalizations of over $5 billion at the time of purchase or that fall within the capitalization range of companies in the Russell 1000 Value Index (the Index) at the time of purchase. The market capitalization range and
                        composition of the Index are subject to change.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with long-term capital
Disciplined Small and   growth. Under normal market conditions, at least 80% of the
Mid Cap Equity Fund     Fund's net assets are invested in equity securities of
                        companies with market capitalizations of up to $5 billion or that fall within the range of companies that comprise the
                        Russell 2500(TM) Index (the Index) at the time of investment.
                        The market capitalization range and composition of the Index is subject to change. Up to 25% of the Fund's net assets may be invested in foreign investments.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with long-term capital
Disciplined Small Cap   growth. Under normal market conditions, at least 80% of the
Value Fund              Fund's net assets are invested in small capitalization equity securities. For these purposes, small capitalization equity securities are securities of companies with market
                        capitalizations that fall within the range of companies that comprise the Russell 2000(R) Value Index (the Index) at the time of investment. The market capitalization range and
                        composition of the Index are subject to change. Up to 25% of the Fund's net assets may be invested in foreign investments.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with a high level of
Diversified Equity      current income and, as a secondary objective, steady growth of
Income Fund             capital. The Fund's assets primarily are invested in equity securities. Under normal market conditions, the Fund will
                        invest at least 80% of its net assets in dividend-paying common and preferred stock. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any
                        economic sector and, at times, it may emphasize one or more particular sectors.
---------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  A.1

 UNDERLYING FUNDS        INVESTMENT OBJECTIVES AND STRATEGIES
EQUITY FUNDS

RiverSource             The Fund seeks to provide shareholders with a high level of
Dividend Opportunity    current income. Secondary objective is growth of income and
Fund                    capital. The Fund's assets are primarily invested in equity securities. Under normal market conditions, the Fund will
                        invest at least 80% of its net assets in dividend-paying common and preferred stocks. The selection of dividend-paying stocks is the primary decision in building the investment portfolio.
                        The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with growth of capital
Equity Value Fund       and income. Under normal market conditions, the Fund will
                        invest at least 80% of its net assets in equity securities.
                        These securities may provide income, offer the opportunity for long-term capital appreciation, or both. The Fund's investment philosophy is rooted in the belief that a disciplined,
                        systematic, value-oriented approach to investing primarily in large-cap companies provides investors with an excellent
                        opportunity for long-term growth of capital. The Fund may
                        invest up to 25% of its net assets in foreign investments. The
                        Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with long-term capital
Global Technology Fund  growth. The Fund focuses on equity securities of companies in the information technology industry throughout the world.
                        Technology related companies are those companies that use
                        technology extensively to improve their business processes and applications. Although the Fund may invest in securities of issuers located in any country, at any given time the portfolio may hold primarily securities of issuers located in the U.S.
                        Because of the multinational character of the technology
                        industry, the headquarters, principal operations and primary sources of revenues of the companies in which the Fund invests may be located in the U.S. or outside the U.S. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities of companies in the technology industry.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with long-term capital
Growth Fund             growth. The Fund invests primarily in common stocks of large
                        U.S. companies. The investment manager chooses stocks for the
                        Fund through fundamental analysis, considering both qualitative and quantitative factors. Up to 25% of the Fund's net assets may be invested in foreign investments.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with long-term growth of
Large Cap Equity Fund   capital. Under normal market conditions, at least 80% of the
                        Fund's net assets are invested in equity securities of
                        companies with a market capitalization greater than $5 billion at the time of the purchase.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholder with long-term growth of
Large Cap Value Fund    capital. Under normal market conditions, at least 80% of the
                        Fund's net assets are invested in equity securities of
                        companies with a market capitalization greater than $5 billion.
                        The Fund may also invest in income-producing equity securities, such as preferred stocks. Up to 25% of the Fund's net assets may be invested in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.2

 UNDERLYING FUNDS        INVESTMENT OBJECTIVES AND STRATEGIES
EQUITY FUNDS

RiverSource             The Fund seeks to provide shareholders with growth of capital.
Mid Cap Growth Fund     Under normal market conditions, the Fund will invest at least
                        80% of its net assets at the time of purchase in the common stocks of mid-capitalization companies. The investment manager defines mid-cap companies as those whose market capitalizations
                        (number of shares multiplied by the share price) falls within the range of the companies that comprise the Russell MidCap(R)
                        Growth Index (the Index). Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment
                        criteria, the Fund may choose to continue to hold a stock even if the company's market capitalization grows beyond the largest absolute market capitalization weighting held within the Index or falls below the market capitalization of the smallest
                        company held within the Index. The Fund can invest in any
                        sector and, at times, it may emphasize one or more particular sectors.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with long-term growth of
Mid Cap Value Fund      capital. Under normal circumstances, the Fund invests at least
                        80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market
                        capitalizations at the time of purchase fall within the range of the Russell Midcap(R) Value Index (the Index). The market capitalization range of the companies in the Index is subject to change. Up to 20% of the Fund may be invested in stocks of smaller or larger companies' preferreds, convertibles, or other debt securities. The Fund may invest up to 25% of its total assets in foreign investments. The Fund can invest in any
                        economic sector and, at times, it may emphasize one or more particular sectors.
---------------------------------------------------------------------------------------
RiverSource Partners    The Fund seeks to provide shareholders with long-term capital
Aggressive Growth Fund  growth. Under normal market conditions, the Fund's net assets, including the amount of any borrowings for investment purposes, are invested primarily in equity securities of medium-sized
                        U.S. companies. Medium-sized U.S. companies are those whose market capitalization at the time of purchase falls within the range of the Russell Midcap(R) Growth Index. Although it
                        invests in primarily medium-sized companies, the Fund may also invest in companies of any size of capitalization.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with long-term capital
Partners Fundamental    growth. The Fund's assets are primarily invested in equity
Value Fund              securities of U.S. companies. Under normal market conditions, the Fund's net assets will be invested primarily in companies with market capitalizations of at least $5 billion at the time of the Fund's investment. The Fund may invest up to 25% of its net assets in foreign securities.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with long-term capital
Partners International  growth. The Fund's assets are primarily invested in equity
Select Growth Fund      securities of foreign issuers that are believed to offer strong growth potential. The Fund may invest in both developed and emerging markets.
---------------------------------------------------------------------------------------

RiverSource             The Fund seeks to provide shareholders with long-term capital
Partners International  growth. The Fund's assets primarily are invested in equity
Select Value Fund       securities of foreign issuers that are believed to be
                        undervalued and offer growth potential.

---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             S.3

 UNDERLYING FUNDS        INVESTMENT OBJECTIVES AND STRATEGIES
EQUITY FUNDS

RiverSource             The Fund seeks to provide shareholders with long-term growth of
Partners International  capital. The Fund invests primarily in equity securities of
Small Cap Fund          non-U.S. companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any
                        borrowings for investment purposes) in the stocks of small companies. The Fund considers small companies to be those with market capitalization of up to $2 billion, or those whose
                        market capitalization falls within the range of companies in the S&P Global ex-U.S. Under USD2 Billion Index. The Fund may
                        invest in mature markets (such as the United Kingdom, Canada, and Japan) and in emerging markets (such as Korea, Mexico, and
                        Russia). The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with long-term growth of
Partners Select         capital. The Fund's assets are primarily invested in equity
Value Fund              securities of mid-cap companies as well as companies with
                        larger and smaller market capitalizations. The Fund considers mid-cap companies to be either those with a market
                        capitalization of up to $10 billion or those whose market
                        capitalizations falls within the range of the Russell Midcap
                        Value Index.
---------------------------------------------------------------------------------------

RiverSource             The Fund seeks to provide shareholders with long-term growth of
Partners Small Cap      capital. Under normal market conditions, at least 80% of the
Equity Fund             Fund's net assets are invested at the time of purchase in
                        equity securities issued by small companies. The Fund considers small companies to be those that, at the time of investment, have a market capitalization not greater than that of the
                        largest company in the Russell 2000(R) Index or the S&P
                        SmallCap 600 Index. The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities.
---------------------------------------------------------------------------------------

RiverSource             The Fund seeks to provide shareholders with long-term capital
Partners Small Cap      growth. The Fund's assets primarily are invested in equity
Growth Fund             securities. Under normal market conditions, at least 80% of the
                        Fund's net assets are invested in securities of companies with market capitalizations, at the time of investment, of up to $2 billion, or that fall within the range of the Russell 2000(R)
                        Growth Index.
---------------------------------------------------------------------------------------

RiverSource             The Fund seeks to provide shareholders with long-term capital
Partners Small Cap      appreciation. Under normal market conditions, at least 80% of
Value Fund              the Fund's net assets are invested in small cap companies.
                        Small cap companies are those that have a market
                        capitalization, at the time of investment, of up to $2.5
                        billion or that fall within the range of the Russell 2000(R)
                        Value Index.
---------------------------------------------------------------------------------------

RiverSource             The Fund seeks to provide shareholders with long-term growth of
Precious Metals and     capital. The Fund is a non-diversified mutual fund that, under
Mining Fund             normal market conditions, invests at least 80% of its net
                        assets (plus the amount of any borrowings for investment
                        purposes) in securities of companies in precious metals
                        industries or in mining industries (including precious metals, non-precious metals and special minerals). Companies in
                        precious metals industries include those engaged in
                        exploration, mining, processing or distribution of gold and other precious metals and related minerals. Companies in mining industries include those engaged in the mining or procurement of not only precious metals, but also non-precious metals and minerals. Non-precious metals and minerals include things such as: nickel, copper, zinc, energy, coal, metallurgical coal, natural gas, salt, or other common metals or minerals.

                        While the Fund will at all times maintain investments in
                        securities of companies in both precious metals and in mining, under normal market conditions, at least 65% of the Fund's net assets will be invested in securities of companies in precious metals related industries, which may include up to 10% in gold, silver, or other precious metals, strategic metals or other metals occurring naturally within such metals and at least 50%
                        of the Fund's net assets will be invested in foreign
                        securities.

---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.4

 UNDERLYING FUNDS        INVESTMENT OBJECTIVES AND STRATEGIES
EQUITY FUNDS

RiverSource             The Fund seeks to provide shareholders with total return from
Real Estate Fund        both current income and capital appreciation. The Fund invests primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies operating in the real estate industry, including equity securities of real estate investment trusts (REITs), and other real estate related investments companies that invest in real estate or real estate debt and which qualify for REIT tax status.
---------------------------------------------------------------------------------------
RiverSource Recovery    The Fund seeks to provide shareholders with long-term growth of
and Infrastructure      capital.  The Fund is a non-diversified mutual fund that
Fund                    generally seeks to invest in infrastructure-related companies that appear to be undervalued or that may be temporarily out of favor, but that the investment manager believes are entering a period of recovery (i.e., a period in which these
                        infrastructure-related companies have good prospects for growth or capital appreciation). Under normal market conditions, the
                        Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities issued by infrastructure-related companies.
                        Infrastructure-related companies are defined as companies that derive at least 50% of their revenues or profits from the
                        ownership, development, construction, operation, utilization or financing of infrastructure-related assets, or have at least
                        50% of the fair market value of their assets invested in
                        infrastructure-related assets.
---------------------------------------------------------------------------------------
RiverSource             The Fund seeks to provide shareholders with long-term capital
Small Cap Advantage     growth. The Fund's assets primarily are invested in equity
Fund                    securities. Under normal market conditions, at least 80% of the
                        Fund's net assets are invested in equity securities of
                        companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000(R) Index at the time of investment.
---------------------------------------------------------------------------------------

Threadneedle            The Fund seeks to provide shareholders with long-term capital
Emerging Markets Fund   growth. The Fund's assets are primarily invested in equity securities of emerging markets companies. Emerging markets are countries characterized as developing or emerging by either the
                        World Bank or the United Nations. Under normal market
                        conditions, at least 80% of the Fund's net assets will be
                        invested in securities of companies that are located in
                        emerging market countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging market
                        countries.
---------------------------------------------------------------------------------------

Threadneedle            The Fund seeks to provide shareholders with capital
European Equity Fund    appreciation. The Fund primarily invests in equity securities of European companies that are believed to offer growth
                        potential. A company is considered to be located in Europe if:
                        (1) it is organized under the laws of a European country and has a principal office in a European country; (2) it derives at least 50% of its total revenues from businesses in Europe; or
                        (3) its equity securities are traded principally on a stock exchange in Europe. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of European issuers. Although the Fund emphasizes investments in developed countries, the Fund also may invest in companies located in developing or emerging markets.
---------------------------------------------------------------------------------------

Threadneedle            The Fund seeks to provide shareholders with long-term capital
Global Equity Fund      growth. Under normal market conditions, at least 80% of the
                        Fund's net assets will be invested in equity securities,
                        including companies located in developed and emerging
                        countries.
---------------------------------------------------------------------------------------

Threadneedle            The Fund seeks to provide shareholders with a high level of
Global Equity Income    current income and secondarily, growth of capital. Under normal
Fund                    market conditions, the Fund will invest at least 80% of its net assets in equity securities. The Fund will normally invest at least 40% of its net assets in equity securities of companies located in (non U.S.) developed and emerging markets. The
                        securities in which the Fund invests will typically include dividend-paying common and preferred stocks that produce
                        current income or that offer potential to produce income.

---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             S.5

 UNDERLYING FUNDS        INVESTMENT OBJECTIVES AND STRATEGIES
EQUITY FUNDS

Threadneedle            The Fund seeks to provide shareholders with long-term capital
International           growth. The Fund's assets primarily are invested in equity
Opportunity Fund        securities of foreign issuers that are believed to offer strong growth potential. The Fund may invest in developed and in
                        emerging markets.
---------------------------------------------------------------------------------------
FIXED INCOME FUNDS

RiverSource             The Fund seeks to provide shareholders with a high level of
Diversified Bond Fund   current income while conserving the value of the investment for the longest period of time. Under normal market conditions, the
                        Fund invests at least 80% of it net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the Barclays
                        Capital Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes
                        securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund
                        emphasizes high- and medium-quality debt securities, it will assume some credit risk in an effort to achieve higher yield and/or capital appreciation by buying lower-quality (junk)
                        bonds. Up to 25% of the Fund's net assets may be invested in foreign investments, which may include investments in emerging markets.
---------------------------------------------------------------------------------------

RiverSource             The Fund seeks to provide shareholders with high total return
Emerging Markets Bond   through current income and, secondarily, through capital
Fund                    appreciation. The Fund is a non-diversified fund that invests primarily in fixed income securities of emerging markets
                        issuers. Emerging markets include any country determined to have an emerging market economy. Emerging markets include any country that is not defined by the World Bank as a High Income
                        OECD country. The OECD (Organization for Economic Co-operation and Development) is a group of 30 member countries sharing a commitment to democratic government and the market economy.
                        Under normal market conditions, at least 80% of the Fund's net assets will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn
                        50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Such securities may be denominated in either non-U.S. currencies or the U.S. dollar. While the
                        Fund may invest 25% or more of its total assets in the
                        securities of foreign governmental and corporate entities
                        located in the same country, it will not invest 25% or more of its total assets in any single foreign issuer. Emerging market fixed income securities are generally rated in the lower rating categories of recognized rating agencies or considered by the investment manger to be of comparable quality. These lower quality fixed income securities are often called "junk bonds."
                        The Fund may invest up to 100% of its assets in these lower rated securities.
---------------------------------------------------------------------------------------

RiverSource             The Fund seeks to provide shareholders with a high level of
Floating Rate Fund      current income and, as a secondary objective, preservation of capital. Under normal market conditions, at least 80% of the
                        Fund's net assets will be invested in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to "junk bonds") or, if unrated, be considered by the investment manager to be of comparable
                        quality. Up to 25% of the Fund's net assets maybe invested in foreign investments.
---------------------------------------------------------------------------------------

RiverSource             The Fund seeks to provide shareholders with high total return
Global Bond Fund        through income and growth of capital. The Fund is a non-
                        diversified mutual fund that invests primarily in debt
                        obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets will be
                        invested in investment-grade corporate or government debt
                        obligations, including money market instruments, of issuers located in at least three different countries. Although the
                        Fund emphasizes high and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and/or capital appreciation by buying below investment-grade bonds (junk bonds).

---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.6

 UNDERLYING FUNDS        INVESTMENT OBJECTIVES AND STRATEGIES
FIXED INCOME FUNDS

RiverSource             The Fund seeks to provide shareholders with high current income
High Yield Bond Fund    as its primary objective and, as its secondary objective,
                        capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in high-yield debt
                        instruments (commonly referred to as "junk"). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally
                        recognized statistical rating organization, or if unrated, determined to be of comparable quality. Up to 25% of the Fund may be invested in high yield debt instruments of foreign
                        issuers.

                        Corporate debt securities in which the Fund invests are
                        typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans
                        (which may commonly be referred to as "floating rate loans"), which are another form of financing, are typically secured, with interest rates that adjust or "float" periodically
                        (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London
                        Interbank Offered Rate), plus a premium). Secured debt
                        instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.
---------------------------------------------------------------------------------------

RiverSource             The Fund seeks to provide shareholders with a high total return
Income Opportunities    through current income and capital appreciation. Under normal
Fund                    market conditions, the Fund's assets are invested primarily in income-producing debt securities, with an emphasis on the
                        higher rated segment of the high-yield (junk bond) market.
                        These income producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the security. Up to 25% of the
                        Fund's net assets may be in foreign investments. Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by
                        companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as "floating rate loans"), which are another form of financing, are typically secured, with interest rates that adjust or "float" periodically (normally on a daily,
                        monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily
                        secured by specific collateral or assets of the issuer or
                        borrower such that holders of these instruments will have
                        claims senior to the claims of other parties who hold unsecured instruments.
---------------------------------------------------------------------------------------

RiverSource             The Fund seeks to provide shareholders with total return that
Inflation Protected     exceeds that the rate of inflation over the long-term. The Fund
Securities Fund         is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S.
                        governments, their agencies or instrumentalities, and
                        corporations. The Fund currently intends to focus on inflation-
                        protected debt securities issued by the U.S. Treasury. The Fund invests only in securities rated investment grade. Inflation-
                        protected securities are designed to protect the future
                        purchasing power of the money invested in them. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury uses the Consumer Price Index for
                        Urban Consumers (nonseasonally adjusted) as the inflation
                        measure.

---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             S.7

 UNDERLYING FUNDS        INVESTMENT OBJECTIVES AND STRATEGIES
FIXED INCOME FUNDS

RiverSource             The Fund seeks to provide shareholders with a level of current
Limited Duration Bond   income consistent with preservation of capital. Under normal
Fund                    market conditions, the Fund invests at least 80% of it net assets in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities similar to those included in the Barclays Capital Intermediate
                        Aggregate Bond Index (the Index). The Index includes securities issued by the U.S. government, corporate bonds, and mortgage-
                        and asset-backed securities. The Fund generally will not invest in securities rated below investment grade, although it may hold securities that have been downgraded.
---------------------------------------------------------------------------------------

RiverSource             The Fund seeks to provide shareholders with a high level of
Short Duration          current income and safety of principal consistent with
U.S. Government Fund    investment in U.S. government and government agency securities.
                        Under normal market conditions, at least 80% of the Fund's net assets are invested in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its
                        agencies or instrumentalities. The Fund invests in direct
                        obligations of the U.S. government, such as Treasury bonds, bills and notes, and of it agencies and instrumentalities. The
                        Fund may invest to a substantial degree in securities issued by various entities sponsored by the U.S. government, such as the
                        Federal National Mortgage Association (FNMA or Fannie Mae) and
                        the Federal Home Loan Mortgage Corporation (FHLMC or Freddie
                        Mac). These issuers are chartered or sponsored by acts of
                        Congress; however, their securities are neither issued nor guaranteed by the United States Treasury. When market
                        conditions are favorable, the Fund may also invest in debt securities that are not issued by the U.S. government, its agencies or instrumentalities, or that are denominated in
                        currencies other than the U.S. dollar.
---------------------------------------------------------------------------------------

RiverSource             The Fund seeks to provide shareholders with current income as
U.S. Government         its primary objective and, as its secondary objective,
Mortgage Fund           preservation of capital. The Fund's assets primarily are
                        invested in mortgage-backed securities. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) are
                        invested in mortgage related securities that either are issued or guaranteed as to principal and interest by the U.S.
                        government, its agencies, authorities or instrumentalities.
                        This includes, but is not limited to Government National
                        Mortgage Association (GNMA or Ginnie Mae) mortgage-backed
                        bonds, which are backed by the full faith and credit of the
                        United States; and Federal National Mortgage Association (FNMA
                        or Fannie Mae) and Federal Home Loan Mortgage Corporation
                        (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the United
                        States Treasury.
---------------------------------------------------------------------------------------

MONEY MARKET FUNDS

RiverSource             The Fund seeks to provide shareholders with maximum current
Cash Management Fund    income consistent with liquidity and stability of principal.
                        The Fund's assets primarily are invested in money market
                        instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank
                        certificates of deposit, bankers' acceptances, letters of
                        credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the
                        Fund may invest up to 35% of its total assets in U.S. dollar-
                        denominated foreign investments.

---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.8

 UNDERLYING FUNDS        INVESTMENT OBJECTIVES AND STRATEGIES
ALTERNATIVE INVESTMENT
STRATEGIES

RiverSource             The Fund seeks to provide shareholders with positive absolute
Absolute Return         return. The Fund is a non-diversified fund that, under normal
Currency and Income     market conditions, will invest at least 80% of its net assets
Fund                    (including any borrowings for investment purposes) in short-
                        duration debt obligations (or securities that invest in such debt obligations, including an affiliated money market fund)
                        and forward foreign currency contracts. In pursuit of the
                        Fund's objective, to provide absolute return, the investment manager (RiverSource Investments, LLC), seeks to generate
                        positive total returns from the income produced by the short-
                        term debt obligations, plus (minus) the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the U.S. dollar.

                        The Fund's investment in short-duration debt obligations will consist primarily of (i) U.S. dollar denominated non-
                        government, corporate and structured debt securities rated investment grade, or, if unrated, determined to be of
                        comparable quality by the investment manager, and (ii) shares of an affiliated money market fund. A small portion of the
                        Fund's portfolio may consist of U.S. government securities. In addition to producing income, these holdings will be designated by the Fund, as necessary, to cover obligations with respect to, or that may result from, the Fund's investments in forward currency contracts. The Fund targets a portfolio duration of one to five months but may extend the portfolio duration up to one year.

                        It is expected that the gross notional value of the Fund's forward foreign currency contracts will be equivalent to at least 80% of the Fund's net assets.
---------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                                             S.9

APPENDIX B

UNDERLYING FUNDS -- RISKS

The following is a brief description of principal risks associated with the underlying funds in which the Funds invest. Additional information regarding the principal risks for the underlying funds is available in the applicable underlying fund's prospectus and Statement of Additional Information. This prospectus is not an offer for any of the underlying funds.

ACTIVE MANAGEMENT RISK. The underlying funds are actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the underlying funds' investment objectives. Due to its active management, the underlying funds could underperform other mutual funds with similar investment objectives.

COUNTERPARTY RISK (RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND AND RIVERSOURCE FLOATING RATE FUND). Counterparty risk is the risk that a counterparty to a financial instrument entered into by the underlying fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The underlying fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The underlying fund may obtain only limited recovery or may obtain no recovery in such circumstances. The underlying fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

CONCENTRATION RISK (RIVERSOURCE CASH MANAGEMENT FUND). Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk. For example, if an underlying fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

CONFIDENTIAL INFORMATION ACCESS RISK (RIVERSOURCE FLOATING RATE FUND). In managing the underlying fund, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the underlying fund, or held in the underlying fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchases or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the underlying fund as compared to other floating rate loan investors, and may adversely affect the price the underlying fund pays for the loans it purchases, or the price at which the underlying fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers of amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the underlying fund's performance. To protect such Confidential Information, the investment manager has established information walls around the portfolio managers who use such information to assess these floating rate loans for the underlying fund to guard against the potential misuse of such Confidential Information.

CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt security will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the borrower of a floating rate loan declares or is declared bankrupt, there may be a delay before the underlying fund can act on the collateral securing the loan, which may adversely affect the underlying fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the underlying fund's performance. If the underlying fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the underlying fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the underlying fund to sell the loans at prices approximating the value previously placed on them.


--------------------------------------------------------------------------------
B.1  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the underlying fund. Derivative instruments in which the underlying fund invests will typically increase the fund's exposure to principal risks to which it is otherwise exposed, and may expose the fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the underlying fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

DIVERSIFICATION RISK (RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND, RIVERSOURCE EMERGING MARKETS BOND FUND, RIVERSOURCE GLOBAL BOND FUND, RIVERSOURCE INFLATION PROTECTED SECURITIES FUND AND RIVERSOURCE RECOVERY AND INFRASTRUCTURE FUND). If the underlying fund is non-diversified. A non-diversified fund may invest more of its assets in fewer issuers than if it were a diversified fund. Because each investment has a greater effect on the underlying fund's performance, the underlying fund may be more exposed to risk of loss and volatility then a fund that invests more broadly.

ETF RISK (RIVERSOURCE RECOVERY AND INFRASTRUCTURE FUND). The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund's expenses and similar expenses incurred through ownership of the ETF.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk. Exposure to foreign currencies creates exposure to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  B.2

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK (RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND, RIVERSOURCE EMERGING MARKETS BOND FUND AND THREADNEEDLE GLOBAL EQUITY
FUND). The underlying fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the underlying fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the underlying fund may be more volatile than a more geographically diversified fund.

HIGHLY LEVERAGED TRANSACTIONS RISK (RIVERSOURCE FLOATING RATE FUND). The corporate loans and corporate debt securities in which the underlying fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. The underlying fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the underlying fund's investment manager upon its credit analysis to be a suitable investment by the underlying fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

INFRASTRUCTURE-RELATED COMPANIES RISK (RIVERSOURCE RECOVERY AND INFRASTRUCTURE
FUND). Because the Fund concentrates its investments in infrastructure-related securities, the Fund has greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

IMPAIRMENT OF COLLATERAL RISK (RIVERSOURCE FLOATING RATE FUND). The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the underlying fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

INFLATION RISK. Also known as purchasing power risk, inflation risk reflects the effects of continually rising prices on investments. If an investment's return is lower than the rate of inflation, your money will have less purchasing power as time goes on.

INFLATION PROTECTED SECURITIES RISK (RIVERSOURCE INFLATION PROTECTED SECURITIES
FUND). Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the underlying fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of underlying fund's distributions that comes from inflation adjustments.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed income securities in the underlying fund's portfolio: when interest rates rise, the prices of fixed income securities generally fall. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because

--------------------------------------------------------------------------------
B.3 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the underlying fund's net asset value. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The underlying funds may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the underlying fund may be impaired in the event that the underlying fund needs to liquidate such loans. Other debt securities in which the underlying fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the underlying fund's performance.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the underlying fund to underperform other mutual funds if that style falls out of favor with the market. The market value of floating rate loans and securities may fluctuate, sometimes rapidly and unpredictably.

MASTER LIMITED PARTNERSHIP RISK. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the underlying funds. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the underlying funds' investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK (RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND, RIVERSOURCE DISCIPLINED EQUITY FUND, RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND, RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND, RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND, RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND AND RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND). Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in the quantitative analytical framework, the weight placed on each factor, and changing sources of market returns, among others. There can be no assurance that the methodology will enable the underlying fund to achieve its objective.

REINVESTMENT RISK (RIVERSOURCE CASH MANAGEMENT FUND). The risk that the Fund will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK (RIVERSOURCE DIVIDEND OPPORTUNITIES FUND, RIVERSOURCE EMERGING MARKETS BOND FUND, RIVERSOURCE GLOBAL BOND FUND, THREADNEEDLE EMERGING MARKETS FUND AND THREADNEEDLE GLOBAL EQUITY INCOME FUND). Investments that are concentrated in a particular issuer, geographic region or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SECTOR RISK (RIVERSOURCE GLOBAL TECHNOLOGY FUND). The underlying fund may invest a significant part of its total assets in securities of companies primarily engaged in the technology, media or telecommunications sectors. This may result in greater fluctuations in value than would be the case for a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.


--------------------------------------------------------------------------------
                     RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS  B.4

SECTOR RISK (RIVERSOURCE MID CAP VALUE FUND). Companies that operate in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the underlying fund does not intend to focus on any particular sector, at times the underlying fund may have a significant portion of its assets invested in a particular sector.

SECTOR RISK (RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND). Companies that operate in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the underlying fund's principal investment strategies do not involve focusing on any particular sector, at times Columbia WAM's asset management strategy may cause the underlying fund to invest a large portion of its assets invested in a particular sector.

SECTOR RISK (RIVERSOURCE PRECIOUS METALS AND MINING FUND). The underlying fund may invest a significant part of its total assets in securities of companies primarily in exploration, mining, processing or distribution of gold and other precious metals and related minerals. This may result in greater market fluctuations than would happen with a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

SECTOR RISK (RIVERSOURCE REAL ESTATE FUND) AND REAL ESTATE INVESTMENT TRUST
(REIT) RISK. (RIVERSOURCE RECOVERY AND INFRASTRUCTURE FUND). Because of the underlying fund's policy of concentrating its investments in securities of companies operating in the real estate industry, the underlying fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

REITs often do no provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the underlying fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

SMALL COMPANY RISK (RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND). Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

SMALL AND MID-SIZED COMPANY RISK (RIVERSOURCE DIVIDEND OPPORTUNITIES FUND AND RIVERSOURCE RECOVERY AND INFRASTRUCTURE FUND). Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TAX RISK (RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND). As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income," the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.


--------------------------------------------------------------------------------
B.5  RIVERSOURCE PORTFOLIO BUILDER SERIES - 2009 PROSPECTUS

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

PRIVACY POLICY

RiverSource funds are committed to respecting shareholders' rights of privacy and we have adopted the following policy to maintain the confidentiality of the information you share with us:

INFORMATION WE COLLECT

We know that you expect us to conduct and process your business in a manner that is both accurate and efficient. To do so, we may collect information about you, such as your name, address, Social Security number and the names of your beneficiaries. This information is collected from applications or other forms that you provide to us or the financial institutions that distribute the RiverSource funds. We also collect information about your transactions in the RiverSource funds. Financial institutions which distribute the RiverSource funds and service your account, whether or not affiliated with us, may have a customer relationship with you and may independently collect information from you. This Privacy Policy does not apply to their independent collection or use of information about you.

INFORMATION WE DISCLOSE

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except in two circumstances. We disclose information to companies, whether or not affiliated with us, that help us by providing services to you, including companies that market funds on our behalf. We also disclose information when we are permitted or required by law to do so, such as when information is provided to the IRS for tax purposes.

SECURITY

To safeguard your personal information, we insist that the distributors and other companies that perform services for us limit access to your personal information to authorized employees and agents, and maintain appropriate physical, electronic, and procedural safeguards.

This privacy policy applies to each fund in the RiverSource family of mutual funds and to RiverSource Investments, LLC, RiverSource Distributors, Inc., RiverSource Fund Distributors, Inc. and RiverSource Service Corporation, with respect to the investment advisory, distribution, and shareholder services each may provide to the RiverSource funds.


--------------------------------------------------------------------------------
                                         THIS PAGE IS NOT PART OF THE PROSPECTUS

RiverSource Funds can be purchased from authorized financial institutions. The funds can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the funds and their investments are available in the funds' SAI, and annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of market conditions and investment strategies that significantly affected the funds' performance during their most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address:
riversource.com/funds

You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.



Investment Company Act File
#
RIVERSOURCE PORTFOLIO
BUILDER CONSERVATIVE FUND     811-5897
RIVERSOURCE PORTFOLIO
BUILDER MODERATE
CONSERVATIVE FUND             811-5897
RIVERSOURCE PORTFOLIO
BUILDER MODERATE FUND         811-5897
RIVERSOURCE PORTFOLIO
BUILDER MODERATE AGGRESSIVE
FUND                          811-5897
RIVERSOURCE PORTFOLIO
BUILDER AGGRESSIVE FUND       811-5897
RIVERSOURCE PORTFOLIO
BUILDER TOTAL EQUITY FUND     811-5897




TICKER SYMBOL
Conservative Fund     Class A: ABDAX   Class B: ABBDX   Class C: RPCCX   Class R4: --
Moderate
Conservative Fund     Class A: AUCAX   Class B: AMDBX   Class C: RBMCX   Class R4: --
Moderate Fund         Class A: ABUAX   Class B: AURBX   Class C: AMTCX   Class R4: --
Moderate Aggressive
Fund                  Class A: AXMAX   Class B: ABMBX   Class C: AGECX   Class R4: --
Aggressive Fund       Class A: AXBAX   Class B: AXPBX   Class C: RBGCX   Class R4: --
Total Equity Fund     Class A: AXTAX   Class B: AXTBX   Class C: RBTCX   Class R4: --



RIVER SOURCE LOGO                                             S-6282-99 H (4/09)